As filed with the Securities and Exchange Commission on October 20, 1995


                                         Securities Act Registration No. 2-74139
                                Investment Company Act Registration No. 811-3264
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                            Pre-Effective Amendment No.                    / /

                         Post-Effective Amendment No. 23                   /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                     / /

                               Amendment No. 24                             /X/

                        (Check appropriate box or boxes)
                               ------------------


                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
                (Exact name of registrant as specified in charter)



              (Formerly Prudential-Bache Government Securities Trust)



                                   ONE SEAPORT PLAZA,
                                NEW YORK, NEW YORK 10292


                 (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 214-1250

                               S. Jane Rose, Esq.
                               One Seaport Plaza
                            New York, New York 10292
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):

                   / / immediately upon filing pursuant to paragraph (b)


                   / / on (date) pursuant to paragraph (b)



                   / / 60 days after filing pursuant to paragraph (a)(1)



                   /X/ on January 2, 1996 pursuant to paragraph (a)(1)


                   / / 75 days after filing pursuant to paragraph (a)(2)

                   / / on (date) pursuant to paragraph (a)(2) of Rule 485.
                       If appropriate, check the following box:

                   / / this post-effective amendment designates a new effective date for a previously  filed post-effective amendment.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of beneficial interest, par value $.01 per share. The Registrant filed a notice under such Rule for its fiscal year ended November 30, 1994 on January 25, 1995.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 495)

N-1a Item No.                                                           Location
----------------------------------------------------------------------- ------------------------------
Part A
Item    1. Cover Page.................................................. Cover Page
Item    2. Synopsis.................................................... Trust Expenses
Item    3. Condensed Financial Information............................. Trust Expenses; Financial
                                                                        Highlights; Calculation of
                                                                        Yield; How the Trust
                                                                        Calculates Performance
Item    4. General Description of Registrant........................... Cover Page; Trust Highlights;
                                                                        How the Trust Invests; General
                                                                        Information
Item    5. Management of Fund.......................................... Financial Highlights; How the
                                                                        Trust is Managed
Item    6. Capital Stock and Other Securities.......................... Taxes, Dividends and
                                                                        Distributions; General
                                                                        Information
Item    7. Purchase of Securities Being Offered........................ Shareholder Guide; How the
                                                                        Trust Values Its Shares
Item    8. Redemption or Repurchase.................................... Shareholder Guide; How the
                                                                        Trust Values Its Shares
Item    9. Pending Legal Proceedings................................... Not Applicable
Part B
Item   10. Cover Page.................................................. Cover Page
Item   11. Table of Contents........................................... Table of Contents
Item   12. General Information and History............................. General Information
Item   13. Investment Objectives and Policies.......................... Investment Objective(s) and
                                                                        Policies; Investment
                                                                        Restrictions
Item   14. Management of the Fund...................................... Trustees and Officers;
                                                                        Manager; Distributor
Item   15. Control Persons and Principal Holders of Securities......... Not Applicable
Item   16. Investment Advisory and Other Services...................... Manager; Distributor;
                                                                        Custodian and Transfer and
                                                                        Dividend Disbursing Agent and
                                                                        Independent Accountants
Item   17. Brokerage Allocation and Other Practices.................... Portfolio Transactions and
                                                                        Brokerage
Item   18. Capital Stock and Other Securities.......................... Not Applicable
Item   19. Purchase, Redemption and Pricing of Securities Being         Shareholder Investment
           Offered..................................................... Account; Net Asset Value
Item   20. Tax Status.................................................. Taxes
Item   21. Underwriters................................................ Manager
Item   22. Calculation of Performance Data............................. Performance Information
Item   23. Financial Statements........................................ Financial Statements
Part C
      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Government Securities Trust
(Money Market Series)


                                   (Class Z shares)

--------------------------------------------------------------------------------
Prospectus dated January 2, 1996


--------------------------------------------------------------------------------

Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


The investment objectives of the Money Market Series (the Series) are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See ``How the Trust Invests--Investment Objectives and Policies.''


An investment in the Series is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See ``How the Trust Values its Shares.''


The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


--------------------------------------------------------------------------------

Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401 (k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Series also offers shares (now called Class A shares) through the attached Prospectus dated August 1, 1995 (the Retail Class Prospectus) which is a part hereof.


--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

________________________________________________________________________________
                                   FUND_ EXPENSES
________________________________________________________________________________

  Shareholder Transaction Expenses                                           Class Z Shares*
  ------------------------------------------------------------------------   ----------------
  Maximum Sales Load Imposed on Purchases (as a percentage of offering
    price)................................................................   None
  Maximum Sales Load or Deferred Sales Load Imposed on Reinvested
    Dividends.............................................................   None
  Deferred Sales Load (as a percentage of original purchase price or
    redemption proceeds, whichever is lower)..............................   None
  Redemption Fees.........................................................   None
  Exchange Fee............................................................   None
  Annual Fund Operating Expenses
  (as a percentage of average net assets)                                    Class Z Shares*
  ------------------------------------------------------------------------   ----------------
  Management Fees.........................................................   .400      %
  12b-1 Fees..............................................................   None
  Other Expenses..........................................................   .245      %
                                                                             ----------------
  Total Fund Operating Expenses...........................................   .645      %
                                                                             ----------------


                                                                                           10
  Example                                                 1 Year     3 Years    5 Years    Years
  -----------------------------------------------------   -------    -------    -------    -------
  You would pay the following expenses on a $1,000
    investment, assuming:
  (1)5% annual return and
  (2)redemption at the end of each time period:
  Class Z*.............................................   $7         $21        $36        $80
                                                          -------    -------    -------    -------



   The above example is based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended November 30, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see ``How the Trust is Managed.'' ``Other Expenses'' includes operating expenses of the Series, such as trustees' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

  ---------------
  *    Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the fiscal year ended November 30, 1994.

The following information supplements ``How the Trust is Managed--Distributor'' in the Retail Class Prospectus:


____Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust.


The following information supplements ``Taxes, Dividends and Distributions--Taxation of Shareholders'' in the Retail Class Prospectus:


____As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult the Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.


The following information supplements ``Shareholder Guide--How to Buy Shares of the Trust'' and ``Shareholder Guide--How to Sell Your Shares'' in the Retail Class Prospectus:


____Class Z shares of the Series are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.


The following information supplements ``Shareholder Guide--How to Exchange Your Shares'' in the Retail Class Prospectus:


____Effective as of the date of this Prospectus, Series shares held through the PSI 401 (k) Plan on behalf of participants will be automatically exchanged for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See ``How to Buy Shares of the Trust'' above.


The information above also supplements the information under ``Trust Highlights'' in the Retail Class Prospectus as appropriate.

                   Prudential Government Securities Trust
                          (Money Market Series)
                              (the Series)


                      Supplement dated January 2, 1996 to
                       Prospectus dated August 1, 1995


____Shares of the Series outstanding prior to January 2, 1996 have been redesignated Class A shares. Accordingly, all references in the Prospectus to ``shares'' of the Series shall mean ``Class A shares'' of the Series, except where the context suggests otherwise.


    The following information supplements ``General Information--Description of Shares'' in the Prospectus:


    The Trust is authorized to issue an unlimited number of full and fractional shares in separate series and classes within such series, of $.01 par value per share. Shares of the Money Market Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) Class A shares are subject to distribution and/or service expenses, (ii) Class Z shares are not subject to any distribution and/or service expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan, if any, and on any other matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, and (iv) Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Series is offering two classes, designated Class A and Class Z shares.

                      Prudential Government Securities Trust
                       Supplement dated January 2, 1996 to
                    Statement of Additional Information dated
                                  August 1, 1995


____Shares of the Series outstanding prior to January 2, 1996 have been redesignated Class A shares. Accordingly, all references in the Prospectus to ``shares'' of the Series shall mean ``Class A shares'' of the Series, except where the context suggests otherwise.


The following information supplements ``Trustees and Officers'' in the Statement of Additional Information:


____As of September 22, 1995, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.


____As of September 22, 1995, Prudential Securities was the record holder for other beneficial owners of 11,093,291 Short-Intermediate Term Series Shares (or 54% of such shares outstanding), 500,722,757 Money Market Series Shares (or 80% of such shares outstanding) and 295,608,396 U.S. Treasury Money Market Series Shares (or 82% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


The following information supplements ``Distributor'' in the Statement of Additional Information:


____Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust.


The following information supplements ``Shareholder Investment Account--Exchange Privilege'' in the Statement of Additional Information:


____Class Z._Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.


        Prudential Allocation Fund
        __(Balanced Portfolio)
        Prudential Equity Income Fund
        Prudential Equity Fund, Inc.
        Prudential Global Fund, Inc.
        Prudential Government Income Fund, Inc.
        Prudential Growth Opportunity Fund, Inc.
        Prudential High Yield Fund, Inc.
        Prudential MoneyMart Assets
        Prudential Multi-Sector Fund, Inc.
        Prudential Pacific Growth Fund, Inc.
        Prudential Utility Fund, Inc.

Prudential Government Securities Trust



(Short-Intermediate Term Series)



--------------------------------------------------------------------------------


Prospectus dated August 1, 1995


--------------------------------------------------------------------------------

Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are presently offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


The investment objective of the Short-Intermediate Term Series (the Series) is to achieve a high level of income consistent with providing reasonable safety. The Series seeks to achieve its objective by investing at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies."

The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. See "How the Trust Invests-Other Investments and Policies." The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies-Other Investments and Investment Techniques."


The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.
--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors  are  advised  to  read  this  Prospectus  and  retain  it for  future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                            TRUST HIGHLIGHTS

--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential Government Securities Trust?

    Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the Short-Intermediate Term Series is offered through this Prospectus.


What is the Series' Investment Objective?

    The Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies" at page 6.


Risk Factors and Special Characteristics

    In  seeking  to  achieve  its  objective,   the  Series  will  under  normal
circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "How the Trust Invests-Investment Objective and Policies" at page 6. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. See "How the Trust Invests-Other Investments and Policies" at page 8. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies-Other Investments and Investment Techniques" at page 11.

Who Manages the Trust?

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets. As of June 30, 1995, PMF served as manager or administrator to 68 investment companies, including 38 mutual funds, with aggregate assets of approximately $49 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PMF. See "How the Trust is Managed-Manager" at page 17.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Distributes the Series' Shares?

    Prudential Securities Incorporated (PSI or the Distributor) acts as the Distributor of the Series' shares and is paid an annual service fee at the rate of up to .25 of 1% of the average daily net assets of the Series. See "How the Trust is Managed-Distributor" at page 17.


What is the Minimum Investment?

    The minimum initial investment is $1,000. The subsequent minimum investment is $100. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 22 and "Shareholder Guide-Shareholder Services" at page 26.


How Do I Purchase Shares?


    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares" at page 19 and "Shareholder Guide-How to Buy Shares of the Trust" at page 22.



How Do I Sell My Shares?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 24.


How Are Dividends and Distributions Paid?

    The Series expects to declare daily and pay monthly dividends of net investment income and make distributions annually of any net capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  TRUST EXPENSES-SHORT-INTERMEDIATE TERM SERIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases .................................   None
Maximum Sales Load Imposed on Reinvested Dividends ......................   None
Deferred Sales Load .....................................................   None
Redemption Fees .........................................................   None
Exchange Fee ............................................................   None
Annual Series Operating Expenses
(as a percentage of average net assets)
  Management Fees .......................................................  0.40%
  12b-1 Fees ............................................................  0.21%
  Other Expenses ........................................................  0.23%
                                                                           ----
  Total Series Operating Expenses .......................................  0.84%
                                                                           ====


                    Example                           1 Year      3 Years      5 Years      10 Years
                    -------                           ------      -------      -------      ---------

You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:            $9           $27         $47           $104


----------
    The  above  example  is based  on data for the  Series'  fiscal  year  ended
November 30, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (for a share of beneficial interest outstanding
                    throughout each of the periods indicated)

--------------------------------------------------------------------------------

    The following financial highlights with respect to the five-year period ended November 30, 1994, for the Series have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.


------------------------------------------------------------------------------------------------------------------------------------


                                                              Short-Intermediate Term Series
                   ----------------------------------------------------------------------------------------------------------------
                    Six Months
                      Ended                                      Year Ended November 30,
                                  -------------------------------------------------------------------------------------------------
                      May 31,
                       1995
                    (unaudited)   1994        1993      1992      1991      1990     1989      1988(D)    1987      1986      1985
                    -----------   ----        ----      ----      ----      ----     ----      -------    ----      ----      ----


PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period.   $ 9.17   $10.06     $ 9.97    $10.00    $ 9.71    $ 9.96    $ 9.92    $10.24    $10.97    $10.48    $10.01
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
  operations:
Net investment income       .27      .64        .69       .75       .82       .84       .92       .92       .92       .96       .95
Net realized and
  unrealized gain
 (loss) on investment
  transactions .......      .47     (.89)       .11      (.03)      .31      (.21)      .12      (.29)     (.71)      .68       .54
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
  Total from investment
    operations .......      .74     (.25)       .80       .72      1.13       .63      1.04       .63       .21      1.64      1.49
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------

Less distributions:
Dividends from net
  investment income ..     (.27)    (.52)      (.69)     (.75)     (.84)     (.88)    (1.00)     (.95)     (.78)     (.99)    (1.02)
Tax return of capital
  distribution .......      -       (.12)      (.02)        -         -         -         -         -         -         -         -
Distributions of net
  realized gains .....      -          -          -         -         -         -         -         -      (.16)     (.16)        -
Total distributions ..     (.27)    (.64)      (.71)     (.75)     (.84)     (.88)    (1.00)     (.95)     (.94)    (1.15)    (1.02)
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end
 of period ...........   $ 9.64   $ 9.17     $10.06    $ 9.97    $10.00    $ 9.71    $ 9.96    $ 9.92    $10.24    $10.97    $10.48
                         ======   ======     ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN(DD) .....     8.17%   (2.58)%     8.26%     7.40%    12.19%     6.73%    11.12%     6.47%     1.87%    16.48%    15.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000) .... $213,235 $241,980   $347,944  $303,451  $298,086  $328,458  $396,519  $473,982  $633,652  $866,218  $414,835
Average net assets
  (000) .............. $219,835 $307,382   $321,538  $294,388  $301,643  $354,064  $424,386  $537,422  $903,473  $637,637  $121,991
Ratio to average net assets:
  Expenses, including
    distribution fees.     .92%(DDD) .84%       .80%      .79%      .79%      .88%      .86%      .83%      .72%      .75%      .67%
  Expenses, excluding
    distribution fees.     .71%(DDD) .63%       .59%      .58%      .63%      .63%      .63%     .59%       .55%     . 52%      .50%
  Net investment
    income ...........    5.66%(DDD)5.36%      6.80%     7.47%     8.36%     8.60%     9.16%    9.39%      8.30%     8.51%     8.04%
Portfolio turnover
  rate ...............     121%(DDD) 431%        44%       60%      151%       68%      186%      28%        59%      139%      191%

----------
   (D)On August 9, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Trust. See "Manager" in the Statement of Additional Information

  (DD)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

 (DDD)Annualized.


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          HOW THE TRUST INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that this objective will be achieved.

    The Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Policies that are not fundamental may be modified by the Trustees.

    The Series seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Neither the value nor the yield of the Series' shares or of the U.S. Government securities which may be invested in by the Series is guaranteed by the U.S. Government. See "Investment Objective and Policies" in the Statement of Additional Information.

    With respect to the remaining 35% of its assets, the Series may invest in fixed rate and adjustable rate mortgage-backed securities, asset-backed securities and corporate debt securities (among other privately issued instruments) rated A or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. For temporary defensive purposes the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. See "How the Trust Invests-Other Investments and Policies" below. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, to attempt to increase return and/or protect against interest rate changes. See "Other Investments and Investment Techniques" below.

    The Series' net asset value will vary with changes in the values of the Series' portfolio securities. Such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of United States Government securities. However, the Series seeks to achieve reasonable safety by investing in a diversified portfolio of securities which the investment adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. Various factors affect the volatility of the Series' asset value, including the time to the next coupon reset date for adjustable rate securities, payment characteristics of the security and the dollar-weighted average life of the investment and, therefore, the Series will seek to select particular securities for its portfolio which take into account these factors.


    It is currently anticipated that the Series will invest primarily in securities with maturities ranging from 2 to 5 years, but depending on market conditions and changing economic conditions, the Series may invest in securities of any maturity of 10 years or less. Certain securities with maturities of ten years or less which are purchased at auction or on a when-issued basis may mature later than ten years from date of purchase and are eligible for purchase by the Series. The dollar-weighted average maturity of the Series' investments will be more than 2 but less than 5 years. For purposes of the Series' maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

    U.S. Government Securities

    Under normal circumstances, the Series will invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-related securities issued by U.S. Government agencies or instrumentalities.

    U.S. Treasury Securities

    The Series may invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    Securities Issued or Guaranteed by U.S. Government
    Agencies and Instrumentalities

    The Series may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-lmport Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Series must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA ), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC investments may also include collateralized mortgage obligations. See "Other Investments and Policies-Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

    The Series may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Series may also invest in custodial receipts held by a third party that are not U.S. Government securities. See "Investment Objectives and Policies-Other Investments" in the Statement of Additional Information.

    Mortgage-Related Securities Issued or Guaranteed by
    U.S. Government Agencies and Instrumentalities

    The Series may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Series' shares. See "Investment Objective and Policies-U.S.
Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Other Investments and Policies-Mortgage-Backed Securities" below.

    In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Series may also invest in certain mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

OTHER INVESTMENTS AND POLICIES

    Under normal circumstances, the Series may invest up to 35% of its total assets in the following privately issued instruments rated A or better by S&P or Moody's or, if unrated, determined to be of comparable quality by the Series'
investment adviser: (i) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, (ii) asset-backed securities, (iii) corporate debt securities and (iv) money market instruments, including bank obligations, obligations of savings institutions, fully insured certificates of deposit and commercial paper of a comparable short-term rating.

    Mortgage-Backed Securities

    Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

    Adjustable Rate Mortgage Securities

    The Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    Private Mortgage Pass-Through Securities

    Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Asset Backed Securities" below.

    Collateralized Mortgage Obligations and Multiclass Pass-Through Securities

    Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass passthrough securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

    The Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Series' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Additional Investment Information-Collateralized Mortgage Obligations" in the Statement of Additonal Information. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government Securities for purposes of this Prospectus.

    Stripped Mortgage-Backed Securities

    Stripped mortgage-backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Series may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "How the Trust Invests-U.S. Government Securities-Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities" above.

     Corporate and Other Debt Obligations

    The Series may invest in corporate and other debt obligations rated at least "A" by S&P or Moody's or, if unrated, deemed to be of comparable credit quality by the Series' investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage-backed securities, but corporate debt securities, unlike mortgage-backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

    Asset-Backed Securities

    The Series may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Series may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

    Types of Credit Enhancement

    Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Series will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

    Risk Factors Relating to Investing in
    Mortgage-Backed and Asset-Backed Securities

    The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

    In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are generally subject to a higher risk of default than are other types of mortgage-backed securities. See "Investment Objective and Policies" in the Statement of Additional Information. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least "A" by Moody's or S&P. See "Asset-Backed Securities" above.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    As noted above, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a
security  interest  in  the  related  collateral.   For  example,   credit  card
receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

    Money Market Instruments


    The Series may invest in high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government; certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations will be U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

    The Series may also (i) engage in hedging and income enhancement techniques through the purchase and sale of put and call options on securities and indices and the purchase and sale of futures contracts and related options (including futures contracts on U.S. Government securities and indices and options thereon), (ii) enter into repurchase agreements, (iii) enter into reverse repurchase agreements and dollar rolls, (iv) lend its securities, (v) make short sales, (vi) purchase and sell securities on a when-issued and delayed delivery basis, (vii) engage in interest rate swap transactions and (viii) borrow money in all instances subject to the limitations described below and in the Statement of Additional Information. See "Investment Objective and Policies" in the Statement of Additional Information.

    Hedging and Income Enhancement Strategies

    The Series may engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance income. These strategies include the use of options and futures contracts and options on futures. The Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information.

    Options Transactions

    The Series may purchase and write (i.e., sell) put and call options on securities and financial indices that are traded on national securities exchanges or in the over-the-counter market to attempt to enhance income or to hedge the Series' portfolio. These options will be on debt securities, aggregates of debt securities, financial indices and U.S. Government securities and may be traded on national securities exchanges or over-the-counter. See "Investment Objective and Policies-Additional Risks-Options on Securities" in the Statement of Additional Information. The Series may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Series may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies-Additional Investment Policies-Options on Securities" in the Statement of Additional Information. The Series may also purchase put and call options on futures contracts.

    A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The Series will write only "covered" options. An option is covered if, so long as the Series is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies" in the Statement of Additional Information.

    There is no limitation on the amount of call options the Series may write. The Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Series' net assets. The Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures contracts.

    Futures Contracts and Options Thereon

    The Series may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices and U.S. Government securities and include futures contracts and options thereon which are linked to LIBOR. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

    The Series may not purchase or sell futures contracts and related options for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits on the Series' existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Series'total assets.

    The Series' successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to the Series.

    The Series' ability to enter into futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company. See "Investment Objective and Policies-Additional Investment Policies-Futures Contracts-Options on Futures Contracts" and "Taxes" in the Statement of Additional Information.

    Special Risks of Hedging and Income Enhancement Strategies

    Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies.If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Series to sell the security at a disadvantageous time, due to the requirement that the Series maintain "cover" or segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

    Repurchase Agreements

    The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC.

    Short Sales

    The Series may sell a security it does not own in anticipation of a decline in the market value of the security (short sales). To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Series replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position.

    The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of the Series' net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. The Series may also make short sales "against-the-box", without regard to this limitation, for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Series owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    When-Issued and Delayed Delivery Securities

    The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more into the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

    Securities Lending

    The Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Series may not lend more than 30% of the value of its total assets.

    Reverse Repurchase Agreements and Dollar Rolls

    Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

    The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Series will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

    Whenever the Series enters into a reverse repurchase or dollar roll transaction, it will maintain an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the transaction.


    Reverse repurchase agreements and dollar rolls are considered borrowings by the Series for purposes of the percentage limitation applicable to borrowings. See "Borrowing" below.

    Interest Rate Swap Transactions

    The Series may enter into interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Series intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies-Other Investment Strategies" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Series is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series would diminish compared to what it would have been if this investment technique was never used.


    Borrowing

    The Series may borrow an amount equal to no more than 33-1/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Series may pledge up to 33-1/3% of its total assets to secure these borrowings. If the Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings. If the Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost

(including any interest paid on the money borrowed) to the Series, the net asset value of the Series' shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." Reverse repurchase agreements, dollar rolls and short sales (other than short sales "against-the-box") also include leverage and are considered borrowings by the Series for purposes of the percentage limitations applicable to borrowings. See "Reverse Repurchase Agreements and Dollar Rolls."

    Illiquid Securities

    The Series may invest up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series at the Series' option to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

    Portfolio Turnover

    Although the Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisiton were one year or less) by the average monthly value of such securities owned during the year. A higher rate of turnover results in increased transaction costs to the Series. See "Portfolio Turnover" in the Statement of Additional Information.

 INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                        HOW THE TRUST IS MANAGED

--------------------------------------------------------------------------------

    The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Subadviser and Distributor, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Trust's Subadviser furnishes daily investment advisory services.

    For the fiscal year ended November 30, 1994, total expenses of the Series as a percentage of its average net assets were .84%. See "Financial Highlights."

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended November 30, 1994, the Trust paid management fees to PMF of .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.



    As of June 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $49 billion.


    Under the Management Agreement with the Trust, PMF manages the investment operations of the Trust and also administers the Trust's corporate affairs. See "Manager" in the Statement of Additional Information.

    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Trust and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


    The portfolio manager of the Series is Barbara L. Kenworthy, a managing director and senior portfolio manager of Prudential Investment Advisors, a unit of PIC. Ms. Kenworthy has had responsibility since May 1995 for the day-to-day management of the Series' portfolio and is also responsible for the management of a number of other portfolios advised by PIC. Ms. Kenworthy was previously employed by The Dreyfus Corporation (June 1985-June 1994) and served as president and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy has 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield quality bonds. She actively manages the Series' portfolio according to the investment adviser's interest rate outlook. Consistent with the Series' investment objective and policies, she will, at times, invest in different sectors of the U.S. government and other fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates, supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds she believes provide the best value under those conditions.


    PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the Distributor for the Series. It is an indirect, wholly-owned subsidiary of Prudential.

    Under a Distribution and Service Plan (the Plan) adopted by the Series under Rule 12b-1 under the Investment Company Act and a distribution and service agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing shares of the Series. These expenses include commission credits to Prudential Securities Incorporated (Prudential Securites or PSI) branch offices for payments of commissions and account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. Such account servicing fees are paid based on the average balance of Series' shares held in the account of the customers of financial advisers. The Distributor also pays the cost of printing and mailing prospectuses to potential investors and advertising expenses. In addition, the Distributor pays other broker-dealers, including Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions and other expenses incurred by such broker-dealers in distributing the Series' shares. The State of Texas requires that shares of the Trust may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities on behalf of the Series, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Plan, the Trust pays the Distributor for its distribution-related activities with respect to the Series at the annual rate of the lesser of (a)
 .25 of 1% per annum of the aggregate sales of the Series' shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions, issued on or after July 1, 1985 (the effective date of the Plan) less the aggregate net asset value of any such shares redeemed, or (b) .25 of 1% per annum of the average daily net asset value of the shares issued after the effective date of the Plan. Such amounts are accrued daily and paid monthly and average daily net assets are calculated on the basis of the Series' fiscal year.

    For the fiscal year ended November 30, 1994, the Distributor received $665,503 from the Series under the Plan. It is estimated that the Distributor spent $665,503 on behalf of the Series.

    For the fiscal year ended November 30, 1994, the Series paid distribution expenses under the Plan of .21 of 1% of its average net assets. The Trust records all payments made under the Plan as expenses in the calculation of its net investment income. Prior to the date of this Prospectus, the Plan operated as a "reimbursement type" plan. See "Distributor" in the Statement of Additional Information.

    The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. In the event of termination or noncontinuation of the Plan, the Series would not be legally obligated to pay the Distributor for any expenses incurred under the Plan.

    In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Trust provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the Trust's portfolio securities and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                     HOW THE TRUST VALUES ITS SHARES

--------------------------------------------------------------------------------

    The Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The Trustees have fixed the specific time of day for the computation of the NAV of the Series to be as of 4:15 P.M., New York time.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. See "Net Asset Value" in the Statement of Additional Information.

    The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Intermediate Term Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                  HOW THE TRUST CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

    The Series may from time to time advertise its "yield" and its total return (including "average annual" total return and "aggregate" total return) in advertisements or sales literature. These figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Trust) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Series may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

--------------------------------------------------------------------------------

                   TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Taxation of the Series

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Series will not be subject to federal income taxes on the taxable income it distributes to shareholders. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes" in the Statement of Additional Information.

    Gains or losses on sales of securities by the Series are generally treated as long-term capital gains or losses if the securities have been held by it for more than one year and otherwise as short-term capital gains or losses.

    Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts"). If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series should generally realize short-term capital gain or loss. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code, which may, in general, disallow or defer certain losses realized by the Series, recharacterize certain of the Series' long-term capital gains as short-term capital gains (or short-term capital losses as long-term capital losses), and toll the Series' holding period in certain capital assets. In addition, debt securities acquired by the Series may be subject to original issue discount and market discount rules.

    "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    In addition, positions which are part of a "straddle" are subject to special rules including modified wash sale and short sale rules. The Series generally will be required to defer the recognition of losses on positions it holds as part of a straddle to the extent of any unrecognized gain on offsetting positions held by the Series, and will not be able to deduct net interest or other charges incurred to purchase or carry straddle positions. Capital gains realized by the Series in connection with a "conversion transaction" (generally, a transaction the Series' return from which is attributable solely to the time value of the Series' net investment) will generally be recharacterized as ordinary income.

    The Series' ability to enter into "Section 1256 contracts," straddles and swaps may be limited by the income and asset requirements the Series must satisfy to qualify as a regulated investment company. See "Taxes" in the Statement of Additional Information.

 Taxation of Shareholders

    Distributions of net investment income and realized net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) of the Series, if any, are taxable to shareholders of the Series as ordinary income, whether such distributions are received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of how long the shareholder has held the Series' shares. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term or long-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders.

    Any gain or loss realized upon a sale, redemption or exchange of shares of the Series by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale, redemption or exchange of Series shares held six months or less will be treated as a long-term capital loss, however, to the extent of any net long-term capital gain distributions received by the shareholder with respect to those shares. Any loss realized on a sale, redemption or exchange will be disallowed to the extent the shares disposed of are replaced (including by reinvestment of dividends) within the 61-day period ending 30 days after the shares are disposed of.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes


    Under Treasury Regulations, the Series is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


Dividends and Distributions

    The Series declares dividends on a daily basis payable monthly in an amount based on actual and projected net investment income determined in accordance with generally accepted accounting principles.

    Dividends and distributions will be paid in additional shares of the Series, based on the NAV on the payment date, unless the shareholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through

Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.

    As of November 30, 1994, the Series had a capital loss carryforward for federal income tax purposes of approximately $78,649,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------

                           GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

    The Trust, organized as an unincorporated business trust under the laws of Massachusetts, is a trust fund of the type commonly known as a "Massachusetts business trust." The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series.

    The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in investment policies related thereto.

    It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                            SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE TRUST

    You may purchase shares of the Series through Prudential Securities or through Prusec or directly from the Trust through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and for custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

    Shares of the Series are sold, without a sales charge, at the NAV next determined after receipt of an order by PMFS of a purchase order and payment in proper form [i.e., a check or Federal Funds wired to State Street Bank and Trust Company (State Street)]. See "How the Trust Values its Shares." When payment is received by PMFS prior to 4:15 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:15 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

    The Trust reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Trust shares may be subject to postage and handling charges imposed by your dealer.


    Purchases through Prudential Securities. Shares of the Series may be purchased through Prudential Securities at the net asset value next computed after your order is received. Prudential Securities will transmit your order to the Trust on the next business day for settlement that day and you will begin earning dividends on the second business day after receipt of your order by Prudential Securities. Prudential Securities will have the use of any free credit balances (i.e., immediately available funds) held in your account until they are delivered to the Trust in connection with your purchase.


    Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will thereafter receive statements and dividends directly from the Trust and will in turn provide investors with Prudential Securities account statements reflecting Series purchases, redemptions and dividend payments.

    Prudential Securities clients wishing additional information concerning investment in Series shares made through Prudential Securities should call their Prudential Securities financial adviser.

    Purchases through Prusec. You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

    Purchase by Wire. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 to receive an account number. The following information will be requested: your name, address, tax identification number, dividend and distribution elections, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, Intermediate Term Series, specifying on the wire the account number assigned and your name.

    If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase Series shares as of that day and earn dividends commencing on the next business day.

    In making a subsequent purchase utilizing Federal Funds, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust (Short-Intermediate Term Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be subsequently invested by wire is $1,000.

    Purchase by Mail. Purchase orders for which remittance is to be made by check must be submitted directly by mail to Prudential Mutual Fund Services, Inc., Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives your order to purchase shares of the Trust and payment in proper form prior to 4:15 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to "Prudential Government Securities Trust, Short-Intermediate Term Series." Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."

HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares."

    Shares for which a redemption request is received by PMFS prior to 4:15 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, a shareholder may arrange to have payment for redeemed shares made in Federal Funds wired to the shareholder's bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should a shareholder redeem all of his or her shares, he or she will receive the amount of all dividends declared for the month-to-date on those shares. Any capital gain or loss realized by a shareholder upon any redemption of Trust shares must be recognized for federal income tax purposes. See "Taxes, Dividends and Distributions."

    Prudential Securities clients for whom Prudential Securities has purchased shares of the Trust may have their shares redeemed by calling their Prudential Securities financial adviser.

    If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5020.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Payment for shares presented for redemption will ordinarily be made by check mailed to the shareholder's address within seven days after receipt of the redemption request in proper order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed, for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets or (d) during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided if shares are purchased by wire or by certified or official bank check.

    Expedited Redemption. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:15 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

    During   periods  of  severe  market  or  economic   conditions,   Expedited
Redemptions may be difficult to implement and you should redeem your shares by mail as described above.

    Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Series during any 90-day period for any one shareholder.

    Involuntary Redemption. In order to reduce the expenses of the Trust, the Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

    90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Trust at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption. You must notify the Trust's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for any contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon the redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Class B and Class C Purchase Privilege. You may direct that the proceeds of the redemption of Fund shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Series, you may exchange your shares for shares of other series of the Trust and certain other Prudential Mutual Funds, including money market funds and funds sold with an initial sales charge, subject to the minimum investment requirements of such funds on the basis of relative NAV. You may exchange your shares for Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fradulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Purchase and Redemption of Trust Shares-How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.

    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Trust, you can take advantage of the following additional services and privileges:

    * Automatic Reinvestment of Dividends and/or Distributions. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.

    * Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of Series shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    * Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Reports to Shareholders. The Trust will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at One Seaport Plaza, New York, NY 10292. In addition, monthly unaudited financial data is available upon request from the Trust.

    * Shareholder Inquiries. Inquiries should be addressed to the Trust at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                      THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

Left Column


--------------------------------------------------------------------------------
        Taxable Bond Funds

Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential GNMA Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust

    Short-Intermediate Term Series

Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

        Tax-Exempt Bond Funds

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Modified Term Series
Prudential Municipal Series Fund
    Arizona Series
    Florida Series
    Georgia Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    Minnesota Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

        Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
    Global Assets Portfolio
    Short-Term Global Income Portfolio
Global Utility Fund, Inc.

Right Column

        Equity Funds


Prudential Allocation Fund
    Conservatively Managed Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible\'AE Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


        Money Market Funds

  Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets

  Tax-Free Money Market Funds

Prudential Tax-Free Money Fund, Inc.

Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

--------------------------------------------------------------------------------

Left Column


No  dealer,  sales  representative  or any other
person   has   been   authorized   to  give  any
information  or  to  make  any  representations,
other than those  contained in this  Prospectus,
in connection with the offer  contained  herein,
and, if given or made, such other information or
representations  must  not  be  relied  upon  as
having  been  authorized  by  the  Trust  or the
Distributor. This Prospectus does not constitute
an offer by  the Trust or by the  Distributor to
sell or a solicitation of an offer to buy any of
the    securities    offered   hereby   in   any
jurisdiction   to  any  person  to  whom  it  is
unlawful    to   make   such   offer   in   such
jurisdiction.

________________________________________________


                    TABLE OF CONTENTS
                                            Page
                                            ----
TRUST HIGHLIGHTS.............................  2
  Risk Factors and Special Characteristics...  2
TRUST EXPENSES...............................  4
FINANCIAL HIGHLIGHTS.........................  5
HOW THE TRUST INVESTS........................  6
  Investment Objective and Policies..........  6
  Other Investments and Policies.............  8
  Other Investments and Investment Techniques 11
  Investment Restrictions.................... 16
HOW THE TRUST IS MANAGED..................... 16
  Manager.................................... 17
  Distributor................................ 17
  Portfolio Transactions..................... 19
  Custodian and Transfer and
    Dividend Disbursing Agent................ 19
HOW THE TRUST VALUES ITS SHARES.............. 19
HOW THE TRUST CALCULATES PERFORMANCE......... 19
TAXES, DIVIDENDS AND DISTRIBUTIONS........... 20
GENERAL INFORMATION.......................... 22
  Description of Shares...................... 22
  Additional Information..................... 22
SHAREHOLDER GUIDE............................ 22
  How to Buy Shares of the Trust............. 22
  How to Sell Your Shares.................... 24
  How to Exchange Your Shares................ 26
  Shareholder Services....................... 26
THE PRUDENTIAL MUTUAL FUND FAMILY............A-1
________________________________________________
111A                                     4440381



________________________________________________

          CUSIP #: 744342 10 6
________________________________________________


Right Column

                   Prudential
                   Government
                   Securities
                     Trust
        (Short-Intermediate Term Series)


            Prudential Mutual Funds (LOGO)
              Building Your Future
                On Our StrengthSM



PROSPECTUS

August 1, 1995

Prudential Government Securities Trust

(Money Market Series)

--------------------------------------------------------------------------------


Prospectus dated August 1, 1995


--------------------------------------------------------------------------------

Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


The investment objectives of the Money Market Series (the Series) are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objectives and Policies."


An  investment  in the  Series is neither  insured  nor  guaranteed  by the U.S.
Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Trust Values its Shares."

The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.


--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                            TRUST HIGHLIGHTS

--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential Government Securities Trust?

    Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the Money Market Series is offered through this Prospectus.

What are the Series' Investment Objectives?

    The Series' investment objectives are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objectives and Policies" at page 6.


Risk Factors and Special Characteristics

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in its portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Trust Values its Shares" at page 10.

Who Manages the Trust?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets up to $1 billion, .375 of 1% of the Series' average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. As of June 30, 1995, PMF served as manager or administrator to 68 investment companies, including 38 mutual funds, with aggregate assets of approximately $49 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PMF. See "How the Trust is Managed-Manager" at page 8.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Distributes the Series' Shares?

    Prudential Mutual Fund Distributors, Inc. (PMFD or the Distributor) acts as the Distributor of the Series' shares and is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Series. See "How the Trust is Managed-Distributor" at page 9.


What is the Minimum Investment?

    The minimum initial investment is $1,000. The subsequent minimum investment is $100. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 12 and "Shareholder Guide-Shareholder Services" at page 18.

How Do I Purchase Shares?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares" at page 10 and "Shareholder Guide-How to Buy Shares of the Trust" at page 12.

How Do I Sell My Shares?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 14.

How Are Dividends and Distributions Paid?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 11.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   TRUST EXPENSES-MONEY MARKET SERIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases ..............................  None
  Maximum Sales Load Imposed on Reinvested Dividends ...................  None
  Deferred Sales Load ..................................................  None
  Redemption Fees ......................................................  None
  Exchange Fee .........................................................  None

Annual Series Operating Expenses
(as a percentage of average net assets)
  Management Fees ......................................................  0.400%
  12b-1 Fees ...........................................................  0.125%
  Other Expenses .......................................................  0.245%
                                                                          -----

  Total Series Operating Expenses ......................................  0.770%
                                                                          =====



Example                                              1 Year     3 Years      5 Years      10 Years
-------                                              ------     -------      -------      --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:           $8          $25          $43          $95


----------
    The  above  example  is based  on data for the  Series'  fiscal  year  ended
November 30, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                 (for a share of beneficial interest outstanding
                    throughout each of the periods indicated)

--------------------------------------------------------------------------------

    The following financial highlights with respect to the five-year period ended November 30, 1994 for the Series have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.


------------------------------------------------------------------------------------------------------------------------------------


                                                                  Money Market Series
                   ----------------------------------------------------------------------------------------------------------------
                    Six Months
                      Ended                                      Year Ended November 30,
                                  -------------------------------------------------------------------------------------------------
                      May 31,
                       1995
                    (unaudited)   1994        1993      1992      1991      1990     1989      1988(D)    1987      1986      1985
                    -----------   ----        ----      ----      ----      ----     ----      -------    ----      ----      ----


PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period.   $1.000   $1.000     $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income      .026     .033       .026      .035      .058      .076      .084      .067      .058      .061      .075
Dividends from net
  investment income ..    (.026)   (.033)     (.026)    (.035)    (.058)    (.076)    (.084)    (.067)    (.058)    (.061)    (.075)
                         ------   ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end
 of period ...........   $1.000   $1.000     $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                         ======   ======     ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN(DD) .....     2.59%    3.29%      2.62%     3.57%     5.96%     7.83%     8.77%     6.99%     6.01%     6.30%     7.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000) .... $572,528 $637,343   $919,503$1,026,187$1,212,836$1,355,058  $667,571  $470,727  $445,761  $329,789  $268,046
Average net assets
  (000) .............. $593,178 $732,867   $950,988$1,113,759$1,255,014  $857,385  $528,820  $480,598  $368,100  $315,520  $257,977
Ratio to average net assets:
  Expenses, including
    distribution fees.     .81%(DDD) .77%       .72%      .72%      .65%      .66%      .68%      65%       .68%      .70%      .73%
  Expenses, excluding
    distribution fees.     .68%(DDD) .64%       .59%      .60%      .53%      .53%      .56%     .52%       .55%      .57%      .60%
  Net investment
    income ...........    5.12%(DDD)3.19%      2.56%     3.42%     5.78%     7.52%     8.30%    6.69%      5.78%     6.13%     7.39%

----------
   (D)On August 9, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Trust. See "Manager" in the Statement of Additional Information

  (DD)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

 (DDD)Annualized.


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CALCULATION OF YIELD

--------------------------------------------------------------------------------


    The Series calculates its "current yield" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The Series also calculates its "effective annual yield" assuming weekly compounding. The following is an example of the yield calculations as of May 31, 1995:


  Value of hypothetical account at end of period                  $ 1.00101570
  Value of hypothetical account at beginning of period              1.00000000
                                                                  ------------
  Base period return                                              $ 0.00101570
                                                                  ============
  Current yield (.00101570 x (365/7))                                 5.30%
  Effective annual yield, assuming weekly compounding                 5.44%


    The yield will fluctuate from time to time and is not necessarily representative of future performance.


    The weighted average life to maturity of the portfolio of the Series on May 31, 1995 was 48 days.


    Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Trust's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, and market indices.

--------------------------------------------------------------------------------

                          HOW THE TRUST INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of the Series are to obtain high current income, preserve capital and maintain liquidity. There can be no assurance that these objectives will be achieved.

    The Series' investment objectives are fundamental policies, and, therefore, may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Money Market Series, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Policies that are not fundamental may be modified by the Trustees.

    The Series will invest at least 80% of its total assets in United States Government securities. These securities may include securities issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government including repurchase agreements with respect to such securities. The Series may also invest in fully insured certificates of deposit issued by banks or savings and loan associations subject to certain restrictions and obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the United States, and there is no assurance these commitments will be undertaken or met in the future. See "Investment Restrictions" in the Statement of Additional Information.

    The Series may also purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instrument, commonly known as a "put." The aggregate price that the Series pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. See "Investment Objectives and Policies" in the Statement of Additional Information.

    The Series may not invest in securities other than the types of securities listed above and is subject to other specific investment restrictions as detailed under "Investment Restrictions" in the Statement of Additional Information.

    The Series seeks to maintain a $1.00 share price at all times. To achieve this, the Series purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. There is no assurance that the Series will be able to maintain a stable net asset value. See "How the Trust Values its Shares."

    The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Trust Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality" as determined by the Series' investment adviser under the supervision of the Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Series' investment adviser under the supervision of the Trustees. The purchase by the Series of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Trustees.

OTHER INVESTMENTS AND POLICIES

    Repurchase Agreements

    The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC.

    When-Issued and Delayed Delivery Securities

    The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more into the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets commited to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

    Borrowing

    The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of its total assets to secure these borrowings. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Series' total assets. Investment securities will not be purchased while borrowings are outstanding.

    Illiquid Securities

    The Series may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                        HOW THE TRUST IS MANAGED

--------------------------------------------------------------------------------

    The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Subadviser and Distributor, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Trust's Subadviser furnishes daily investment advisory services.

    For the fiscal year ended November 30, 1994, total expenses of the Series as a percentage of its average net assets were .77%. See "Financial Highlights."

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets up to $1 billion, .375 of 1% of the Series' average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended November 30, 1994, the Trust paid management fees to PMF of
 .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.


    As of June 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $49 billion.


    Under the Management Agreement with the Trust, PMF manages the investment operations of the Trust and also administers the Trust's corporate affairs. See "Manager" in the Statement of Additional Information.

    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Trust and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD or the Distributor), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the Distributor for the Series. It is a wholly-owned subsidiary of PMF.

    Under a Distribution and Service Plan (the Plan) adopted by the Series under Rule 12b-1 under the Investment Company Act and a distribution and service agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing shares of the Series. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Series' shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Trust may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Plan, the Trust pays the Distributor for its distribution-related activities with respect to the Series at an annual rate of up to .125 of 1% of the Series' average daily net assets. Account servicing fees are paid based on the average balance of Series shares held in accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

    For the fiscal year ended November 30, 1994, PMFD incurred distribution expenses in the aggregate of $916,084, all of which was recovered through the distribution fee paid by the Series to PMFD. The Trust records all payments made under the Plan as expenses in the calculation of its net investment income. Prior to the date of this Prospectus, the Plan operated as a "reimbursement type" plan. See "Distributor" in the Statement of Additional Information.

    The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the Series' outstanding shares. The Trust will not be obligated to pay expenses incurred under the Plan if it is terminated or not continued.

    In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Trust, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the Trust's portfolio securities and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE TRUST VALUES ITS SHARES

--------------------------------------------------------------------------------

    The Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The Trustees have fixed the specific time of day for the computation of the Series' NAV to be as of 4:30 P.M., New York time, immediately after the daily declaration of dividends.

     The Series will compute its NAV once daily on the days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the Series' shares at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                   TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Taxation of the Series

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Series will not be subject to federal income taxes on its net investment income and capital gain, if any, it distributes to shareholders. To the extent not distributed by the Series, taxable net investment income and net capital gains are taxable to the Series. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Distributions  of net  investment  income and net  short-term  capital gains
(i.e., the excess of net short-term capital gains over net long-term capital losses), if any, will be taxable to shareholders of the Series as ordinary income, whether or not reinvested. The Series does not expect to realize long-term capital gains or losses. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will generally not be required to pay taxes on amounts distributed to them.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes


    Under Treasury Regulations, the Trust is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


Dividends and Distributions

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. A shareholder begins to earn dividends on the first business day after the settlement date of his or her order and continues to earn dividends through the day on which his or her shares are redeemed.

    Dividends and distributions will be paid in additional shares of the Series based on the net asset value of the Series' shares on the payment date, unless the shareholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Att: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.

--------------------------------------------------------------------------------

                           GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

    The Trust, organized as an unincorporated business trust under the laws of Massachusetts, is a trust fund of the type commonly known as a "Massachusetts business trust." The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series.

    The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in the investment policies related thereto.

    It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                            SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE TRUST

    You may purchase shares of the Series through Prudential Securities or through Prusec, or directly from the Trust through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention:
Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and for custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

    Shares of the Series are sold, without a sales charge, at the NAV next determined after receipt and acceptance by PMFS of a purchase order and payment in proper form [i.e., a check or Federal Funds wired to State Street Bank and Trust Company (State Street), the Trust's custodian]. See "How the Trust Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

    The Trust reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Trust shares may be subject to postage and handling charges imposed by your dealer.

    Purchase through Prudential Securities


    Shares of the Series may be purchased through Prudential Securities at the net asset value next computed after your order is received. Prudential Securities will transmit your order to the Trust on the next business day for settlement that day and you will begin earning dividends on the second business day after receipt of your order by Prudential Securities. Prudential Securities will have the use of any free credit balances (i.e., immediately available funds) held in your account until they are delivered to the Trust in connection with your purchase.


    Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will thereafter receive statements and dividends directly from the Series and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although
Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities may provide its clients with alternative forms of immediate access to monies invested in shares of the Series.

    Prudential Securities clients wishing additional information concerning investment in Series shares made through Prudential Securities should call their Prudential Securities financial adviser.


    Automatic Investment. Prudential Securities has advised the Series that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit cash balances of $1,000 or more ($1.00 for IRAs and Benefit Plans) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). Under these procedures, an order to purchase shares of the Series is placed (i) in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, at the opening of business on the day following the settlement of the securities sale, and (ii) in the case of Eligible Credit Balances resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment into the securities account), at the opening of business semi-monthly. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested. For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code. All shares purchased pursuant to these procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will have the use of Eligible Credit Balances until monies are delivered to the Trust.


    Self-directed Investment. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of Series shares through Prudential Securities, subject to minimum initial and subsequent investment requirements as described above.

    A Prudential Securities client who has not elected Autosweep (see "Automatic Investment") and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends until the business day after Prudential Securities has placed the client's purchase order with the Trust to purchase shares of the Series. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

    Purchase through Prusec

    You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase By Mail" below.

    Purchase by Wire

    For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts 02205, Services Division, Attention: Prudential Government Securities Trust (Money Market Series), specifying on the wire the account number assigned by PMFS and your name.

    If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase Series shares as of that day and earn dividends commencing on the next business day.

    In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Government Securities Trust (Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.

    Purchase by Mail

    Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives your order to purchase shares of the Trust and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Government Securities Trust (Money Market Series). Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."

HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares." Orders are received on each business day until 4:00 P.M., New York time.

    Shares for which a redemption request is received prior to 4:30 P.M., New York time, are entitled to a dividend on the day the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

    If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Normally, the Trust makes payment on the next business day for all shares of the Series redeemed, but in any event, payment will be made within seven days after receipt by PMFS of share certificates and/or of a redemption request in proper form. However, the Trust may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets the Series normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the investments of the Series or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC may permit for protection of the shareholders of the Money Market Series.

    Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided if shares are purchased by wire or by certified or official bank check.

    Redemption of Shares Purchased Through Prudential Securities

    Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have such shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

    Prudential Securities has advised the Series that it has established procedures pursuant to which shares of the Series held by a Prudential
Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total NAV of Series shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or meet any market action related deficiency in his or her account must do so not later than the day of settlement for such securities transaction or the date such market action related deficiency is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

    Redemption of Shares Purchased Through PMFS

    If you purchase shares of the Series through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

    Regular Redemption. You may redeem your shares of the Trust by sending a written request to PMFS, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check mailed to the shareholder's address.

    Expedited Redemption. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Att:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

    During periods of severe market or economic conditions, Expedited Redemption may be difficult to implement and you should redeem your shares by mail as described above.

    Check Redemption. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Trust as authority to redeem a sufficient number of shares of the Trust in your account to cover the amount of the check. If insufficient shares are in the account or, if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

    Involuntary Redemption

    Because of the relatively high cost of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced to an NAV of $500 or less due to a redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

    Redemption in Kind

    If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder.

    90-Day Repurchase Privilege

    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Trust at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption. You must notify the Trust's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for any contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon the redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Class B and Class C Purchase Privilege

    You may direct that the proceeds of the redemption of your shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Series you may exchange your shares for shares of other series of the Trust and certain other Prudential Mutual Funds, including money market funds and funds sold with an initial sales charge, subject to the minimum investment requirements of such funds on the basis of the relative NAV. You may exchange your shares for Class A shares of the Prudential Mutual Funds on the basis of the relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fradulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.

    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following additional services and privileges:

    * Automatic Reinvestment of Dividends and/or Distributions. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.

    * Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of Series shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    * Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    * Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    * Reports to Shareholders. The Trust will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at One Seaport Plaza, New York, NY 10292.

    * Shareholder Inquiries. Inquiries should be addressed to the Trust at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                    THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



Left Column

--------------------------------------------------------------------------------

        Taxable Bond Funds

Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential GNMA Fund, Inc.
Prudential Government Income Fund
Prudential Government Securities Trust

    Short-Intermediate Term Series

Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

        Tax-Exempt Bond Funds

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Modified Term Series
Prudential Municipal Series Fund

    Arizona Series
    Florida Series
    Georgia Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    Minnesota Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

        Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
    Global Assets Portfolio
    Short-Term Global Income Portfolio
Global Utility Fund, Inc.

Right Column

        Equity Funds


Prudential Allocation Fund
    Conservatively Managed Portfolio
    Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible\'AE Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


        Money Market Funds

  Taxable Money Market Funds
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets

  Tax-Free Money Market Funds

Prudential Tax-Free Money Fund, Inc.

Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

--------------------------------------------------------------------------------

Left Column

No  dealer,  sales  representative  or any other
person   has   been   authorized   to  give  any
information  or  to  make  any  representations,
other than those  contained in this  Prospectus,
in connection with the offer  contained  herein,
and, if given or made, such other information or
representations  must  not  be  relied  upon  as
having  been  authorized  by  the  Trust  or the
Distributor. This Prospectus does not constitute
and offer by the Trust or by the  Distributor to
sell or a solicitation of an offer to buy any of
the    securities    offered   hereby   in   any
jurisdiction   to  any  person  to  whom  it  is
unlawful    to   make   such   offer   in   such
jurisdiction.

________________________________________________



                    TABLE OF CONTENTS
                                            Page
                                            ----
TRUST HIGHLIGHTS.............................  2
  Risk Factors and Special Characteristics...  2
TRUST EXPENSES...............................  4
FINANCIAL HIGHLIGHTS.........................  5
CALCULATION OF YIELD.........................  6
HOW THE TRUST INVESTS........................  6
  Investment Objectives and Policies.........  6
  Other Investments and Policies.............  7
  Investment Restrictions....................  8
HOW THE TRUST IS MANAGED.....................  8
  Manager....................................  8
  Distributor................................  9
  Portfolio Transactions..................... 10
  Custodian and Transfer and
    Dividend Disbursing Agent................ 10
HOW THE TRUST VALUES ITS SHARES.............. 10
TAXES, DIVIDENDS AND DISTRIBUTIONS........... 11
GENERAL INFORMATION.......................... 12
  Description of Shares...................... 12
  Additional Information..................... 12
SHAREHOLDER GUIDE............................ 12
  How to Buy Shares of the Trust............. 12
  How to Sell Your Shares.................... 14
  How to Exchange Your Shares................ 17
  Shareholder Services....................... 18
THE PRUDENTIAL MUTUAL FUND FAMILY............A-1
________________________________________________
100A                                     430144C



________________________________________________

          CUSIP #: 744342 20 5
________________________________________________

Right Column

                   Prudential
                   Government
                   Securities
                     Trust
             (Money Market Series)


            Prudential Mutual Funds (LOGO)
              Building Your Future
                On Our StrengthSM



PROSPECTUS


August 1, 1995

                            Prudential Mutual Funds
                       Supplement dated September 5, 1995

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND/TRUST

Purchases through Prudential Securities Prudential Securities has modified its procedures for automatic investment effective September 5, 1995. Accordingly, the following paragraph is restated in its entirety.

    Automatic Investment. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit cash balances of $1,000 or more ($1.00 for IRAs and Benefit Plans) (Eligible Credit Balances) held in such client's account in shares of the Fund (Autosweep). Under these procedures, for accounts other than IRA and Benefit Plans, an order to purchase shares of the Fund is placed (i) in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, at the opening of business on the day following the settlement of the securities sale, and (ii) in the case of Eligible Credit Balances resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment into the securities account), at the opening of business semi-monthly. For IRAs and Benefit Plans, orders will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit, in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested. For the purposes of Autosweep, ``Benefit Plans'' include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. ``IRAs'' are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code. All shares purchased pursuant to these procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will have the use of Eligible Credit Balances until monies are delivered to the Fund.
    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

          Name of Fund                                Prospectus Date

Prudential Government Securities Trust
  (Money Market Series)                               August 1, 1995
  (U.S. Treasury Series)                              August 1, 1995
Prudential MoneyMart Assets                           February 28, 1995

Prudential Government Securities Trust
(U.S. Treasury Money Market Series)

--------------------------------------------------------------------------------


Prospectus dated August 1, 1995


--------------------------------------------------------------------------------

Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.

The investment objective of the U.S. Treasury Money Market Series (the Series) is high current income consistent with the preservation of principal and liquidity. The Series seeks to achieve its objective by investing exclusively in U.S. Treasury obligations which have maturities of thirteen months or less. Interest on U.S. Treasury obligations is specifically exempted from state and local income taxes under federal law. All states allow the character of the Series' income to pass through to the dividends distributed to its shareholders. Interest on U.S. Treasury obligations is not exempt from federal income tax. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies" and "Taxes, Dividends and Distributions."

An  investment  in the  Series is neither  insured  nor  guaranteed  by the U.S.
Government and there can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share. See "How the Trust Values its Shares."

The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust and the Series has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above.

--------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                            TRUST HIGHLIGHTS

--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

What is Prudential Government Securities Trust?

    Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the U.S. Treasury Money Market Series is offered through this Prospectus.

What is the Series' Investment Objective?

    The Series' investment objective is high current income consistent with the preservation of principal and liquidity. The Series invests exclusively in U.S. Treasury obligations which have effective maturities of thirteen months or less. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies" at page 6.

Risk Factors and Special Characteristics

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Trust Values its Shares" at page 10.

Who Manages the Trust?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets. As of June 30, 1995, PMF served as manager or administrator to 68 investment companies, including 38 mutual funds, with aggregate assets of approximately $49 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PMF. See "How the Trust is Managed-Manager" at page 8.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Distributes the Series' Shares?

    Prudential Mutual Fund Distributors, Inc. (PMFD or the Distributor) acts as the Distributor of the Series' shares and is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Series. See "How the Trust is Managed-Distributor" at page 9.

What is the Minimum Investment?

    The minimum initial investment is $2,500. The subsequent minimum investment is $100. There is no minimum investment requirement for the Command Account
Program (if the Series is designated as your primary fund) and certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 13 and "Shareholder Guide-Shareholder Services" at page 19.

How Do I Purchase Shares?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares" at page 10 and "Shareholder Guide-How to Buy Shares of the Trust" at page 13.

How Do I Sell My Shares?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 16.

How Are Dividends and Distributions Paid?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 11.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            TRUST EXPENSES-U.S. TREASURY MONEY MARKET SERIES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases ......................  None
  Maximum Sales Load Imposed on Reinvested Dividends ...........  None
  Deferred Sales Load ..........................................  None
  Redemption Fees ..............................................  None
  Exchange Fee .................................................  None


Annual Series Operating Expenses
(as a percentage of average net assets)
  Management Fees ..............................................  0.400%
  12b-1 Fees ...................................................  0.125%
  Other Expenses ...............................................  0.095%
                                                                  -----

  Total Series Operating Expenses ..............................  0.620%
                                                                  =====


                    Example                   1 Year  3 Years  5 Years  10 Years
                    -------                   ------  -------  -------  --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:  $6      $20      $35       $77


--------------
    The  above  example  is based  on data for the  Series'  fiscal  year  ended
November 30, 1994. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

    The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include an estimate of operating expenses of the Series, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
           (for a share of beneficial interest outstanding throughout each period indicated)

--------------------------------------------------------------------------------

    The following financial highlights for the Series (except for the six months ended May 31, 1995) have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.

--------------------------------------------------------------------------------

                        U.S. Treasury Money Market Series


                                         Six Months
                                           ended                                December 3, 1990*
                                          May 31,       Year ended November 30,     through
                                           1995       ---------------------------  November 30,
                                        (unaudited)    1994      1993      1992       1991
                                        -----------    ----      ----      ----       ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....   $ 1.00     $ 1.00    $ 1.00    $ 1.00     $ 1.00
                                            ------     ------    ------    ------     ------
Net investment income ...................     .026       .033      .025      .034       .057(D)
Dividends from net investment income ....    (.026)     (.033)    (.025)    (.034)     (.057)
                                            ------     ------    ------    ------     ------
Net asset value, end of period ..........   $ 1.00     $ 1.00    $ 1.00    $ 1.00     $ 1.00
                                            ======     ======    ======    ======     ======
TOTAL RETURN(DD) ........................     2.59%      3.31%     2.54%     3.46%      5.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .........  $284,874   $293,984  $284,978  $233,600   $288,922
Average net assets (000) ................  $354,695   $308,454  $273,313  $263,459   $273,203
Ratio to average net assets:
Expenses, including distribution fees ...      .61%**     .62%      .66%      .66%       .50%(D)/**
Expenses, excluding distribution fees ...      .49%**     .50%      .53%      .54%       .38%(D)/**
Net investment income ...................     5.09%**    3.21%     2.49%     3.29%      5.74%(D)/**



-----------
    * Commencement of investment operations.
   ** Annualized.
  (D) Net of expense subsidy and management fee waiver.
 (DD) Total returns are calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          CALCULATION OF YIELD

--------------------------------------------------------------------------------


    The Series calculates its "current yield" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The Series also calculates its "effective annual yield" assuming weekly compounding. The following is an example of the yield calculations as of May 31, 1995:

    Value of hypothetical account at end of period                   $1.00102597
    Value of hypothetical account at beginning of period              1.00000000
                                                                     -----------
    Base period return                                               $0.00102597
                                                                     ===========
    Current yield (.00102597 x (365/7))                                   5.35%
    Effective annual yield, assuming weekly compounding                    5.49%


    The yield will fluctuate from time to time and is not necessarily representative of future performance.


    The weighted average maturity of the portfolio of the Series on May 31, 1995 was 63 days.


    Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, other industry publications, business periodicals, and market indices.

--------------------------------------------------------------------------------

                          HOW THE TRUST INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests exclusively in U.S. Treasury obligations which have effective maturities of thirteen months or less. There can be no assurance that this objective will be achieved.

    The Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Policies that are not fundamental may be modified by the Trustees.

    The Series will invest in the following instruments:

    U.S. Treasury Securities. The Series will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

    Components of U.S. Treasury Securities. The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of
(i) Treasury  obligations  from which the interest  coupons have been  stripped,
(ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.

    Interest on U.S. Treasury obligations is specifically exempted from state and local taxes under federal law. While shareholders in the Series do not directly receive interest on U.S. Treasury obligations, substantially all of the dividends from the Series will be derived primarily from such interest. All states allow the character of the Series' income to pass through to its shareholders so that distributions from the Series derived from interest on U.S. Treasury obligations will also be exempt from state and local income taxes when earned by an individual shareholder through a distribution from the Trust. See "Taxes, Dividends and Distributions."

    The Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes.

    Interest income on U.S. Treasury obligations is not, however, exempt from federal income tax. In addition, capital gains, if any, realized by the Series upon the sale of U.S. Treasury obligations are not exempt from federal taxes or, generally, from state and local taxes. See "Taxes, Dividends and Distributions."

    The Series seeks to maintain a $1.00 share price at all times. To achieve this, the Series purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. There is no assurance that the Series will be able to maintain a stable net asset value. See "How the Trust Values its Shares."

    The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Trust Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality" as determined by the Series' investment adviser under the supervision of the Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Series' investment adviser under the supervision of the Trustees. The purchase by the Series of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Trustees.


OTHER INVESTMENTS AND POLICIES

    When-Issued and Delayed Delivery Securities

    The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more into the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or U.S. Treasury obligations having a value equal to or greater than the Series' purchase commitments. The Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

    Borrowing

    The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. Such borrowings shall be made only from banks, unless the Trust receives an order from the SEC to permit borrowing from entities other than banks. The Series may pledge up to 20% of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its assets.

    Illiquid Securities

    The Series may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees.

INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                        HOW THE TRUST IS MANAGED

--------------------------------------------------------------------------------

    The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Subadviser and Distributor, as set forth below, decide upon matters of general policy. The Trust's Manager conducts and supervises the daily business operations of the Trust. The Trust's Subadviser furnishes daily investment advisory services.

    For the fiscal year ended November 30, 1994, total expenses of the Series as a percentage of its average net assets were .62%. See "Financial Highlights."

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Trust and is compensated for its services at an annual rate of .40 of 1% of the Series' average daily net assets. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended November 30, 1994, the Trust paid management fees to PMF of .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.


    As of June 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $49 billion.


    Under the Management Agreement with the Trust, PMF manages the investment operations of the Trust and also administers the Trust's business affairs. See "Manager" in the Statement of Additional Information.

    Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Trust and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

    PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD or the Distributor), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the Distributor of the Series. It is a wholly-owned subsidiary of PMF.

    Under a Distribution and Service Plan (the Plan) adopted by the Series under Rule 12b-1 under the Investment Company Act and a distribution and service agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the shares of the Series. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Series' shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that State only by dealers or other financial institutions which are registered there as broker-dealers.

    Under the Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Plan, the Trust pays the Distributor for its distribution-related activities with respect to the Series at an annual rate of up to .125 of 1% of the Series' average daily net assets. Account servicing fees are paid based on the average balance of Series' shares held in the accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

    For the fiscal year ended November 30, 1994, PMFD incurred distribution expenses in the aggregate of $385,567, all of which was recovered through the distribution fee paid by the Series to PMFD. The Trust records all payments made under the Plan as expenses in the calculation of its net investment income. Prior to the date of this Prospectus, the Plan operated as a "reimbursement type" plan. See "Distributor" in the Statement of Additional Information.

    The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the Series' outstanding shares. The Trust will not be obligated to pay expenses incurred under the Plan if it is terminated or not continued.

    In addition to service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For  more  detailed  information   concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Trust is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Trust's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker for the Trust, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

    Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                     HOW THE TRUST VALUES ITS SHARES

--------------------------------------------------------------------------------

    The Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The Trustees have fixed the specific time of day for the computation of the Series' NAV to be as of 4:30 P.M., New York time, immediately after the declaration of dividends.

    The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                   TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

Taxation of the Series

    Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. To the extent not distributed by the Series, taxable net investment income and net capital gains are taxable to the Series. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders

    Distributions of net investment income and realized net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses), if any, are taxable to shareholders of the Series for U.S. federal income tax purposes as ordinary income, whether or not reinvested. The Series does not expect to realize long-term capital gains or losses. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders generally will not be required to pay taxes on amounts distributed to them.

    The Series will invest exclusively in U.S. Treasury obligations whose interest is specifically exempted from state and local income taxes under federal law. See "How the Trust Invests-Investment Objective and Policies" for a discussion of the treatment of dividends from the Fund for state and local income tax purposes. Investors should recognize that the state and local income tax rules that apply to the Series and its shareholders may be subject to change in the future and that such changes could have an adverse impact on the Series and its shareholders.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

Withholding Taxes

    Under U.S. Treasury Regulations, the Trust is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain distributions and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


Dividends and Distributions

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. A shareholder begins to earn dividends on the first business day after the settlement date of his or her order and continues to earn dividends through the day on which his or her shares are redeemed.

    Dividends and distributions will be paid in additional shares of the Series based on the net asset value of the Series' shares on the payment date, unless the shareholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Att: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.

--------------------------------------------------------------------------------

                           GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

    The Trust, organized as an unincorporated business trust under the laws of Massachusetts, is a trust fund of the type commonly known as a "Massachusetts business trust." The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series.

    The shareholders of the U.S. Treasury Money Market Series, the Money Market Series and the Short-Intermediate Term Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in the investment policies related thereto.

    It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                            SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE TRUST

    You may purchase shares of the Series through Prudential Securities or Prusec or directly from the Trust through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment is $2,500. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account Program (if the Series is designated as your primary fund) and certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."

    Shares of the Series are sold, without a sales charge, at the NAV next determined after receipt and acceptance by PMFS of a purchase order and payment in proper form [i.e., a check or Federal Funds wired to State Street Bank and Trust Company (State Street)]. See "How the Trust Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

    The Trust reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in Trust shares may be subject to postage and other charges imposed by your dealer.

    Purchases through Prudential Securities


    Shares of the Series may be purchased through Prudential Securities at the net asset value next computed after your order is received. Prudential Securities will transmit your order to the Trust on the next business day for settlement that day and you will begin earning dividends on the second business day after receipt of your order by Prudential Securities. Prudential Securities will have the use of any free credit balances (i.e., immediately available funds) held in your account until they are delivered to the Trust in connection with your purchase.


    Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Trust and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although
Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

    Prudential Securities clients wishing additional information concerning investment in Series shares made through Prudential Securities should call their Prudential Securities financial adviser.

    Automatic Investment. Prudential Securities has advised the Series that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit cash balances of $1,000 or more ($1.00 for IRAs and Benefit Plans) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). Under these procedures, an order to purchase shares of the Series is placed (i) in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, at the opening of business on the day following the settlement of the securities sale, and (ii) in the case of Eligible Credit Balances resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment into the securities account), at the opening of business semi-monthly. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested. For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code. All shares purchased pursuant to these procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will have the use of Eligible Credit Balances until monies are delivered to the Trust.


    Self-Directed Investment. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of Series shares through Prudential Securities, subject to minimum initial and subsequent investment requirements as described above.

    A Prudential Securities client who has not elected Autosweep (see "Automatic Investment") and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Fund until the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

    Purchases through Prusec

    You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase By Mail" below.

    Purchase by Wire

    For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you or your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, U.S. Treasury Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

    If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase shares of the Series as of that day and earn dividends commencing on the next business day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust (U.S. Treasury Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.

    Purchase by Mail

    Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Government Securities Trust, U.S. Treasury Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."

    The Prudential Advantage Account Program

    Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (i.e., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

    All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Trust.

    Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa(R) Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

    Advantage Account Program charges and expenses are not reflected in the table of Trust expenses. See "Trust Expenses."

    For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

    Command AccountTM Program

    Shares of the Series are offered to participants in the Prudential Securities Command AccountTM program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the

Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (i.e., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.

    All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

    Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during the month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth day falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

    For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Trust Values its Shares."

    Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

    If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    Normally, the Trust makes payment on the next business day for all shares of the Series redeemed, but in any event, payment will be made within seven days after receipt by PMFS of share certificates and/or of a redemption request in proper form. However, the Trust may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Trust normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

    Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

Redemption of Shares Purchased through Prudential Securities

    Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

    Prudential Securities has advised the Trust that it has established procedures pursuant to which shares of the Series held by a Prudential
Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar, unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total NAV of the Series held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or meet any market action related deficiency in his or her account other than through such automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date such market action related deficiency is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

Redemption of Shares Purchased through PMFS

    If you purchase shares of the Series through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

    Regular Redemption. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check sent to the shareholder's address.

    Expedited Redemption. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial Application Form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 255-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Att: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

    During periods of severe market or economic conditions, Expedited Redemption may be difficult to implement and you should redeem your shares by mail as described above.

    Check Redemption. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Trust as authority to redeem a sufficient number of shares of the Series in your account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

    Involuntary Redemption

    Because of the relatively high cost of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

    Redemption in Kind

    If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Series during any 90-day period for any one shareholder.

    90-Day Repurchase Privilege

    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption. You must notify the Trust's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for any contingent deferred sales charge previously paid. Exercise of the repurchase privilege will not affect the federal income tax treatment of any gain realized upon the redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

    Class B and Class C Purchase Privilege

    You may direct that the proceeds of the redemption of your shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

    As a shareholder of the Series you may exchange your shares for shares of other series of the Trust and certain other Prudential Mutual Funds, including money market funds and funds sold with an initial sales charge, subject to the minimum investment requirements of such funds on the basis of the relative NAV. You may exchange your shares for Class A shares of the Prudential Mutual Funds on the basis of the relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail in writing to Prudential Mutual Fund Services, Inc., at the address noted above.

    The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

    In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following additional services and privileges:

    *Automatic Reinvestment of Dividends and/or Distributions. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    *Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of Series shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

    *Systematic Withdrawal Plan. A systematic withdrawal plan is available for shareholders having shares of the Series which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    *Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    *Reports to Shareholders. The Trust will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at One Seaport Plaza, New York, NY 10292.

    *Shareholder Inquiries. Inquiries should be addressed to the Trust at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

    For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                    THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

     Taxable Bond Funds

Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.

Prudential GNMA Fund, Inc.

Prudential Government Income Fund, Inc.
Prudential Government Securities Trust

     Short-Intermediate Term Series

Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
     Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

     Tax-Exempt Bond Funds

Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Yield Series
     Insured Series
     Modified Term Series
Prudential Municipal Series Fund
     Arizona Series
     Florida Series
     Georgia Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     Minnesota Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

     Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
     Global Assets Portfolio
     Short-Term Global Income Portfolio
Global Utility Fund, Inc.

     Equity Funds


Prudential Allocation Fund
     Conservatively Managed Portfolio
     Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible(R) Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund


     Money Market Funds

     Taxable Money Market Funds
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Special Money Market Fund
     Money Market Series
Prudential MoneyMart Assets

     Tax-Free Money Market Funds

Prudential Tax-Free Money Fund, Inc.

Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     Connecticut Money Market Series
     Massachusetts Money Market Series
     New Jersey Money Market Series
     New York Money Market Series

     Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

     Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series

No dealer,  sales  representative  or any other  person has
been  authorized  to give  any  information  or to make any
representations,   other  than  those   contained  in  this
Prospectus,  in connection with the offer contained herein,
and,  if  given  or  made,   such  other   information   or
representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

___________________________________________________________


                    TABLE OF CONTENTS
                                            Page
                                            ----
TRUST HIGHLIGHTS.............................  2
  Risk Factors and Special Characteristics...  2
TRUST EXPENSES...............................  4
FINANCIAL HIGHLIGHTS.........................  5
CALCULATION OF YIELD.........................  6
HOW THE TRUST INVESTS........................  6
  Investment Objective and Policies..........  6
  Other Investments and Policies.............  7
  Investment Restrictions....................  8
HOW THE TRUST IS MANAGED.....................  8
  Manager....................................  8
  Distributor................................  9
  Portfolio Transactions..................... 10
  Custodian and Transfer and
    Dividend Disbursing Agent................ 10
HOW THE TRUST VALUES ITS SHARES.............. 10
TAXES, DIVIDENDS AND DISTRIBUTIONS........... 11
GENERAL INFORMATION.......................... 12
  Description of Shares...................... 12
  Additional Information..................... 12
SHAREHOLDER GUIDE............................ 13
  How to Buy Shares of the Trust............. 13
  How to Sell Your Shares.................... 16
  How to Exchange Your Shares................ 19
  Shareholder Services....................... 19
THE PRUDENTIAL MUTUAL FUND FAMILY............A-1
________________________________________________
MF145A                                   4441280

________________________________________________

          CUSIP #: 744342 30 4
________________________________________________


                                   Prudential
                                   Government
                                   Securities
                                     Trust
                      (U.S. Treasury Money Market Series)
--------------------------------------------------------------------------------

                      Prudential Mutual Funds          (LOGO)
                       Building Your Future
                        On Our StrengthSM



PROSPECTUS


August 1, 1995

                            Prudential Mutual Funds
                       Supplement dated September 5, 1995

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND/TRUST

Purchases through Prudential Securities Prudential Securities has modified its procedures for automatic investment effective September 5, 1995. Accordingly, the following paragraph is restated in its entirety.

    Automatic Investment. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit cash balances of $1,000 or more ($1.00 for IRAs and Benefit Plans) (Eligible Credit Balances) held in such client's account in shares of the Fund (Autosweep). Under these procedures, for accounts other than IRA and Benefit Plans, an order to purchase shares of the Fund is placed (i) in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, at the opening of business on the day following the settlement of the securities sale, and (ii) in the case of Eligible Credit Balances resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment, maturity of a bond or a cash payment into the securities account), at the opening of business semi-monthly. For IRAs and Benefit Plans, orders will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit, in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order is placed under these procedures resulting from the settlement of a securities sale, any non-trade related credit in the client's account will also be automatically invested. For the purposes of Autosweep, ``Benefit Plans'' include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. ``IRAs'' are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code. All shares purchased pursuant to these procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will have the use of Eligible Credit Balances until monies are delivered to the Fund.
    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

          Name of Fund                                Prospectus Date

Prudential Government Securities Trust
  (Money Market Series)                               August 1, 1995
  (U.S. Treasury Series)                              August 1, 1995
Prudential MoneyMart Assets                           February 28, 1995

                     Prudential Government Securities Trust

                      Statement of Additional Information
                              dated August 1, 1995

     Prudential Government Securities Trust (the Trust) is offered in three series: the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved.

     The Trust's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Money Market Series Prospectus, U.S. Treasury Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated August 1, 1995, copies of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS

                                                                          Cross-reference       Cross-reference
                                                    Cross-reference       to page in U.S.       to page in
                                                    to page in            Treasury Money        Short-Intermediate
                                                    Money Market          Market Series         Term
                                           Page     Series Prospectus     Prospectus            Series Prospectus
                                           ----     -----------------     -----------------     ------------------
General Information......................  B-2      12                    12                    22
Investment Objective(s) and Policies.....  B-3                            --
Money Market Series......................  B-4      6                                           --
U.S. Treasury Money Market Series........  B-5      --                    6                     --
Short-Intermediate Term Series...........  B-6      --                    --                    6
Portfolio Turnover.......................  B-15     --                    --                    --
Investment Restrictions..................  B-15     8                     8                     16
Trustees and Officers....................  B-17     8                     8                     16
Manager..................................  B-19     8                     8                     17
Distributor..............................  B-21     9                     9                     17
Portfolio Transactions and Brokerage.....  B-23     10                    10                    19

Shareholder Investment Account...........  B-23     18                    19                    26

Net Asset Value..........................  B-26     10                    10                    19
Performance Information..................  B-27
Money Market Series and U.S. Treasury
Money Market Series--Calculation of
       Yield.............................  B-27     6                     6                     --

Short-Intermediate Term
       Series--Calculation of Yield and
       Total Return......................  B-28     --                    --                    19

Taxes....................................  B-28     11                    11                    20
Custodian and Transfer and Dividend
  Disbursing Agent and Independent
  Accountants............................  B-29     10                    10                    19
Financial Statements.....................  B-30     --                    --                    --

Report of Independent Accountants........  B-57     --                    --                    --
Appendix A--General Investment
  Information............................  A-1      --                    --
Appendix B--Historical Performance
  Data...................................  B-1      --                    --                    --



--------------------------------------------------------------------------------
111B                                                                     430145A

                              GENERAL INFORMATION

     The Trust is a trust fund of the type commonly known as a ``Massachusetts business trust.'' The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability: under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.

     Massachusetts counsel for the Trust are of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     The Declaration of Trust further provides that no trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, wilful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust.

     Other distinctions between a corporation and a Massachusetts business trust include the absence of a requirement that business trusts issue share certificates.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

     Pursuant to the Declaration of Trust, the Trustees initially authorized the issuance of an unlimited number of full and fractional shares of a single class. In connection with the establishment of the Short-Intermediate Term Series (formerly the Intermediate Term Series) on July 1, 1982, the Trustees designated the outstanding shares and shares that may thereafter be issued under previous authority as the shares of the Money Market Series. On November 1, 1991, the Trustees established the U.S. Treasury Money Market Series by designating it out of the unissued shares of beneficial interest of the Trust. In so designating, the Trustees did not change any of the existing shareholders' preferences, privileges, limitations or voting rights. Each share of the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series represents an equal proportionate interest in the assets of the Trust attributable to the respective series with each other share of the respective series. The Declaration of Trust permits the Trustees to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the shares of any series in the assets of the Trust attributable to such series. If the assets attributable to one series of shares are insufficient to satisfy its liabilities, the assets of other series could be subjected to such liabilities. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust attributable to the series of which shares are held and available for distribution to shareholders. Shares have no preemptive, appraisal or conversion rights and, except as may be otherwise indicated hereby, no preference rights. Shares are fully paid and nonassessable by the Trust.

     Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes within such series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act of 1940, as amended (the Investment Company Act), shareholders of any additional series or class of shares would normally have to approve any changes in the management contract relating to such series or class and of any changes in the investment policies related thereto.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights
                                      B-2
of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all trustees being selected, while the holders of the remaining shares would be unable to elect any trustees.

     On April 22, 1983, the Trustees at a meeting of the Board of Trustees approved an amendment to the Declaration of Trust to effect a name change from Chancellor Government Securities Trust to Prudential-Bache Government Securities Trust. On February 28, 1991, the Trustees approved an amendment to the Fund's Declaration of Trust to change the Trust's name from Prudential-Bache Government Securities Trust to Prudential Government Securities Trust. On May 2, 1995, the Trustees approved a change in the name of the Intermediate Term Series to the Short-Intermediate Term Series.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series operate as separate funds with their own investment objectives and policies. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. For a further description of the investment objectives and policies for each series see ``How the Trust Invests--Investment Objective and Policies'' in their respective Prospectuses. There can be no assurance that any series' investment objective will be achieved.


     The investment adviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial statements supplied by corporate (and governmental) issuers to evaluate sales, earnings, projected growth and seek to achieve an allocation among different sectors, coupons and maturities to achieve each Series' investment goals. The portfolio manager also seeks bonds with a high level of call protection.


     In order to achieve their objectives, the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series (collectively referred to as the Series), each acting independently of the other, may, when appropriate, invest in the types of instruments and use certain strategies described below:

     Repurchase Agreements. The Trust's repurchase agreements will be collateralized by U.S. Government obligations. The Trust will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Trust's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Trust will suffer a loss.

     The Trust participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Trust may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

     Illiquid Securities. The Trust may not invest more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily
                                      B-3
resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a ``safe harbor'' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be ``traded flat'' (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Money Market Series

     The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the ``full faith and credit'' of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.

     The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

     The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured
                                      B-4
banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See ``Investment Restrictions.''

     The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. See ``Net Asset Value.'' In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.

     Liquidity Puts. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a ``put,'' and the aggregate price which the Money Market Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the SEC and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

     Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

     The Money Market Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

U.S. Treasury Money Market Series

     The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills,notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the ``full faith and credit'' of the United States. They differ primarily in their interest rates and the lengths of their maturities.

     The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.

     The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or U.S. Treasury obligations having a value equal to or greater than the Series' purchase commitments. The Custodian will likewise segregate securities sold on a delayed delivery basis.

Short-Intermediate Term Series

     The Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See ``How the Trust Invests--Investment Objective and Policies'' in the Prospectus.

     The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer-and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U. S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.

U.S. Government Securities

     Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See ``Mortgage-Backed Securities'' below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     Special Considerations. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

     At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See ``Additional Risks--Options Transactions and Related Risks.''

Mortgage-Backed Securities

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Short-Intermediate Term Series evidence an interest in a specific pool of mortgages. Such securities may be issued by GNMA, FNMA and FHLMC.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (``buydown'' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential
                                      B-7
mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     Adjustable Rate Mortgage Securities. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the ``margin,'' to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     Collateralized Mortgage Obligations. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission (SEC), and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies.

     Other Investments. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including ``Treasury Receipts,'' ``Treasury Investment Growth Receipts'' (TIGRs) and ``Certificates of Accrual on Treasury Securities'' (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.

Options Transactions and Related Risks

     The Short-Intermediate Term Series may purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

     Options on Securities. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the ``exercise price'' or ``strike price''). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the ``cover'' on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

     The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

     The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

     The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

     The exercise price of a call option may be below (``in-the-money''), equal to (``at-the-money'') or above (``out-of-the-money'') the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is
                                      B-9
exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a ``closing purchase transaction'' by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a ``closing sale transaction'' by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust will approve a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.

     When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series, there can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

     OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to ``cover'' OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The ``cover'' for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Short-Intermediate Term Series may write only ``covered'' options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the ``covered'' option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is ``in-the-money.''

     Options on Securities Indices. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

     Options On GNMA Certificates. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as ``cover'' to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     Risks of Options Transactions. An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Short-Intermediate Term Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Short-Intermediate Term Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or The Options Clearing Corporation (the OCC) to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in options transactions, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Short-Intermediate Term Series, the Short-Intermediate Term Series could experience a loss of all or part of the value of the option. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Futures Contracts. As a purchaser of a futures contract (futures contract), the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the
                                      B-11
underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).

     The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.

     When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an ``initial margin'' of cash or U.S. Government securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or U.S. Government securities, called ``variation margin'', in the name of the broker, which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Short-Intermediate Term Series may only write ``covered'' put and call options on futures contracts. The Short-Intermediate Term Series will be considered ``covered'' with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the ``covered'' option and having an expiration date not earlier than the expiration date of the ``covered'' option, or if it segregates and maintains with the Custodian for the term of the option cash, U.S. Government securities or other liquid high-grade debt obligations equal to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered ``covered'' with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the ``covered'' option, or if it segregates and maintains with the Custodian for the term of the option cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.

     The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities
                                      B-12
portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

     Risks of Transactions in Futures Contracts and Related Options. The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


     In order to assure that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.


     If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities or other liquid high-grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash, U.S. Government securities or other liquid high-grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Short-Intermediate Term Series by the Trust's Custodian. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Short-Intermediate Term Series' portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Short-Intermediate Term Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Short-Intermediate Term Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures
                                      B-13
contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

Securities Lending

     Consistent with applicable regulatory requirements, the Short-Intermediate Term Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Short-Intermediate Term Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Short-Intermediate Term Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by the Short-Intermediate Term Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Short-Intermediate Term Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However,these loans of portfolio securities will only be made to firms deemed by the Short-Intermediate Term Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Short-Intermediate Term Series. Any gain or loss in the market price during the loan period would inure to the Short-Intermediate Term Series. The creditworthiness of firms to which the Short-Intermediate Term Series lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Short-Intermediate Term Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Short-Intermediate Term Series' investment in such loaned securities. The Short-Intermediate Term Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

Interest Rate Swap Transactions

     The Short-Intermediate Term Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's Custodian. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

     The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.

                               PORTFOLIO TURNOVER

     The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See ``Portfolio Transactions and Brokerage.''

     Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1993 and 1994 was 44% and 431%, respectively. The increase in the Short-Intermediate Term Series' portfolio turnover rate resulted in part from a repositioning of its portfolio. It also resulted from efforts to take advantage of yield differentials which existed between mortgage ``pass-through'' securities and U.S. Treasury securities during a year when short-term interest rates were particularly volatile. These efforts, which involved sales of pass-through securities in order to buy Treasury securities and vice versa, added significantly to the Short-Intermediate Term Series' higher turnover rate.

                            INVESTMENT RESTRICTIONS

     The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

Money Market Series

     The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

     The Trust may not:

      1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

      2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

      3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

      4. Purchase or sell real estate or real estate mortgage loans.

      5. Purchase securities on margin or sell short.

      6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

      7. Underwrite securities of other issuers.

      8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

     10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.

Short-Intermediate Term Series

     The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

     The Trust may not:

      1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a ``when-issued'' or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

      2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

      3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

      4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

      5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales ``against-the-box'' are not subject to this limitation.

      6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Fund may purchase and sell financial futures contracts and options thereon.

      7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

      8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. Treasury Money Market Series

     In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

     The U.S. Treasury Money Market Series may not:

     1. Invest in any securities other than U.S. Treasury obligations.

     2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

     3. Make short sales of securities or maintain a short position.

     4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

     5. Buy or sell real estate or interests in real estate.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

     7. Make investments for the purpose of exercising control or management.

     8. Invest in interests in oil, gas or other mineral exploration or development programs.

     9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                          Position with                        Principal Occupations
Name, Address and Age         Trust                             During Past 5 Years
----------------------    --------------     ----------------------------------------------------------

Delayne Dedrick Gold      Trustee            Marketing and Management Consultant.
(57)
c/o Prudential Mutual
Fund
Management, Inc.
One Seaport Plaza
New York, NY
Arthur Hauspurg (69)      Trustee            Trustee and former President, Chief Executive Officer and
c/o Prudential Mutual                          Chairman of the Board of Consolidated Edison Company of
Fund                                           New York, Inc.; Director of COMSAT Corp.
Management, Inc.
One Seaport Plaza
New York, NY
Stephen P. Munn (53)      Trustee            Chairman (since January 1994), Director and President
101 South Salina                               (since 1988) and Chief Executive Officer (1988-December
Street                                         1993) of Carlisle Companies Incorporated.
Syracuse, NY
Louis A. Weil, III        Trustee            Publisher and Chief Executive Officer, Phoenix Newspapers,
(54)                                           Inc. (since August 1991); Director of Central
120 E. Van Buren                               Newspapers, Inc. (since September 1991); prior thereto,
Phoenix, AZ                                    Publisher of Time Magazine (May 1989-March 1991);
                                               formerly President, Publisher and Chief Executive
                                               Officer of The Detroit News (February 1986-August 1989);
                                               formerly member of the Advisory Board, Chase Manhattan
                                               Bank-Westchester; Director of The Global Government Plus
                                               Fund, Inc.

                          Position with                        Principal Occupations
Name, Address and Age         Trust                             During Past 5 Years
----------------------    --------------     ----------------------------------------------------------
*Richard A. Redeker       Director           President, Chief Executive Officer and Director (since
(51)                                           October 1993); Prudential Mutual Fund Management, Inc.
One Seaport Plaza                              (PMF); Executive Vice President, Director and Member of
New York, NY                                   the Operating Committee (since October 1993) of
                                               Prudential Securities; Director (since October 1993) of
                                               Prudential Securities Group, Inc. (PSG); Executive Vice
                                               President, The Prudential Investment Corporation (since
                                               July 1994); Director of Prudential Mutual Fund
                                               Distributors, Inc. (PMFD) (since January 1994) and
                                               Prudential Mutual Fund Services, Inc. (PMFS); Formerly
                                               Senior Executive Vice President and Director of Kemper
                                               Financial Services, Inc. (September 1978-September
                                               1993); Director of The Global Government Plus Fund,
                                               Inc., The Global Total Return Fund, Inc. and The High
                                               Yield Income Fund, Inc.
Robert F. Gunia (48)      Vice President     Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                              (since January 1989), Executive Vice President,
New York, NY                                   Treasurer and Chief Financial Officer (since June 1987)
                                               of PMF; Senior Vice President (since March 1987) of
                                               Prudential Securities; Executive Vice President,
                                               Treasurer and Comptroller (since March 1991) of
                                               Prudential Mutual Fund Distributors, Inc. and Director
                                               (since June 1987) of Prudential Mutual Fund Services,
                                               Inc., Vice President and Director of The Asia Pacific
                                               Fund, Inc. (since May 1989).
Eugene S. Stark (37)      Treasurer and      First Vice President (since January 1990) of PMF.
One Seaport Plaza         Principal
New York, NY              Financial and
                          Accounting
                          Officer
Stephen M. Ungerman       Assistant          First Vice President of Prudential Mutual Fund Management,
(42)                      Treasurer            Inc. (since February 1993). Prior thereto, Senior Tax
One Seaport Plaza                              Manager at Price Waterhouse (since 1981).
New York, NY
S. Jane Rose (49)         Secretary          Senior Vice President (since January 1991), Senior Counsel
One Seaport Plaza                              (since June 1987) and First Vice President (June
New York, NY                                   1987-December 1990) of PMF; Senior Vice President and
                                               Senior Counsel of Prudential Securities (since July
                                               1992); formerly Vice President and Associate General
                                               Counsel of Prudential Securities.
Ronald Amblard (37)       Assistant          First Vice President (since January 1994), and Associate
One Seaport Plaza         Secretary            General Counsel (since January 1992) of PMF; Vice
New York, NY                                   President and Associate General Counsel of Prudential
                                               Securities (since January 1992); formerly, Assistant
                                               General Counsel (August 1988-December 1991), Associate
                                               Vice President (January 1989-December 1990) and Vice
                                               President (January 1991-December 1993) of PMF.

------------------
* ``Interested'' Trustee, as defined in the Investment Company Act.

     Trustees of the Trust are elected by the holders of the shares of all Series of the Trust, and not separately by holders of each Series voting as a class.

     Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.


     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under ``Manager,'' and ``Distributor,'' review such actions and decide on general policy.


     The Trust pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $9,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

     Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Hauspurg is scheduled to retire on December 31, 1999.


     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended November 30, 1994 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.

                               Compensation Table

                                                                                                Total
                                                        Pension or                              Compensation
                                                        Retirement                              From Trust
                                        Aggregate       Benefits Accrued    Estimated Annual    and Fund
                                        Compensation    As Part of Trust    Benefits Upon       Complex Paid
Name and Position                       From Trust      Expenses            Retirement          to Trustees
-------------------------------------   ------------    -----------------   -----------------   -----------------
Delayne Dedrick Gold--Trustee           $9,200          None                N/A                 $185,000     (24/43)*
Arthur Hauspurg--Trustee                $9,000          None                N/A                 $ 37,500      (5/7)*
Stephen P. Munn--Trustee                $9,000          None                N/A                 $ 40,000      (6/8)*
Louis A. Weil, III--Trustee             $9,000          None                N/A                 $ 97,500      (12/17)*
------------------
* Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.



     As of May 12, 1995, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.

     As of May 12, 1995, Prudential Securities was the record holder for other beneficial owners of 11,743,363 Short-Intermediate Term Series Shares (or 52% of such shares outstanding), 429,043,462 Money Market Series Shares (or 76% of such shares outstanding) and 282,260,940 U.S. Treasury Money Market Series Shares (or 94% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER


     The Manager of the Trust is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager of all of the investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See ``How the Trust is Managed--Manager'' in the Prospectus of each Series. As of June 30, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $49 billion. According to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.



     PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to a management agreement with the Trust (the Management Agreement), PMF, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments. PMF is obligated to keep certain books and records of the Trust in connection therewith. PMF is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PMF to the
                                      B-19

Trust are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     PMF has authorized any of its directors, officers and employees who have been elected as trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by PMF under the Management Agreement may be furnished by any such directors, officers or employees of PMF. In connection with the services it renders, PMF bears the following expenses:

          (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager;

          (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the costs and expenses payable to The Prudential Investment Corporation (PIC) pursuant to a subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with PMF or PIC, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

     The Trust pays a fee to PMF for the services performed and the facilities furnished by PMF, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PMF will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 1 1/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 2, 1995 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.

     For the fiscal year ended November 30, 1994 the Trust paid management fees to PMF of $2,931,469, $1,229,526 and $1,233,814 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1993, the Trust paid management fees to PMF of $3,803,950, $1,286,150 and $1,093,251 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1992, the Trust paid management fees to PMF of $4,455,034, $1,177,548 and $1,053,834 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively.

     PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC furnish investment advisory services in connection with the management of the Trust. In connection therewith, PIC is obligated to keep certain
                                      B-20
books and records of the Trust. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of those services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

     The Subadvisory Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 2, 1995, and by the shareholders of each of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and the shareholders of the U.S. Treasury Money Market Series on November 26, 1991.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PMF or PIC upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.


     The Manager and the Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential has been engaged in the insurance business since 1875. In July 1994, Institutional Investor ranked Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.



     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications and other media. Additionally, individual mutual fund portfolios are frequently mentioned in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


                                  DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, has entered into an agreement with the Trust under which Prudential Securities acts as distributor for the Short-Intermediate Term Series. Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the NASD. Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Trust are discussed in the Short-Intermediate Term Series' Prospectus. See ``How the Trust is Managed--Distributor.''

     Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, has entered into an agreement with the Trust pursuant to which PMFD serves as distributor for the Money Market Series and the U.S. Treasury Money Market Series. PMFD is a wholly-owned subsidiary of PMF. The services it provides to the Trust are described in the Money Market Series' and the U.S. Treasury Money Market Series' Prospectuses. See ``How the Trust is Managed--Distributor.''

Distribution and Service Plans. See ``How the Trust is Managed--Distributor'' in the Prospectus of each Series.

     During the fiscal year ended November 30, 1994, PMFD incurred distribution expenses in the aggregate of $916,084 and $385,567 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to PMFD. It is estimated that of these amounts approximately $714,500 (78%) and $297,300 (77.1%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $201,500 (22%) and $88,300 (22.9%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term ``overhead and other branch office distribution-related expenses'' represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.

     For the fiscal year ended November 30, 1994, Prudential Securities received $665,503 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series for the payment of account servicing fees to financial advisers.


     On May 2, 1995, the Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operating of the Plans (Rule 12b-1 Trustees) at a meeting called for the purpose of voting on each Plan, approved amendments to the plans changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 2, 1995. The Plans were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such Plans on May 2, 1995 and, as amended, were approved by the shareholders of each Series on July 19, 1995.


     In each Distribution and Service Agreement, the Trust has agreed to indemnify Prudential Securities or PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act.

     Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

     So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.

     The Distribution Agreements provide that each shall terminate automatically if assigned and that each may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

     Each Distribution Agreement was last approved by the Trustees, including all of the 12b-1 Trustees on May 2, 1995.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent ``ombudsman'' whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager and PIC are responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a ``net'' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

     The Trust paid no brokerage commissions for the fiscal years ended November 30, 1992, 1993 and 1994.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of shares of the Trust, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

Procedure for Multiple Accounts

     Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

     Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.

Automatic Reinvestment of Dividends and Distributions

     For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net
                                      B-23
asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

Exchange Privilege

     The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shares. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     Shareholders of the Trust may exchange their shares for Class A shares of the Prudential Mutual Funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange.

     The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
          (California Money Market Series)

       Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New York Money Market Series)
          (New Jersey Money Market Series)

       Prudential MoneyMart Assets
        Prudential Tax-Free Money Fund, Inc.

     Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Trust's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


Dollar Cost Averaging--Short-Intermediate Term Series



     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.




     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the
                                      B-24
freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

          Period of
          Monthly investments:               $100,000       $150,000       $200,000       $250,000
          ---------------------------------  --------       --------       --------       --------
          25 Years.........................   $  110         $  165         $  220         $  275
          20 Years.........................      176            264            352            440
          15 Years.........................      296            444            592            740
          10 Years.........................      555            833          1,110          1,388
           5 Years.........................    1,371          2,057          2,742          3,428

See ``Automatic Savings Accumulation Plan.''
---------------


     1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.


     2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in any Series' shares each month by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of that Series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available for shareholders having shares of the Trust held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the applicable series at net asset value on shares held under this plan. See ``Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions.''

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and ``tax-sheltered accounts'' under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Individual Retirement Accounts

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

       Tax-Deferred Compounding1
Contributions     Personal
  Made Over:      Savings        IRA
--------------    --------     --------
10 years          $ 26,165     $ 31,291
15 years            44,675       58,649
20 years            68,109       98,846
25 years            97,780      157,909
30 years           135,346      244,692

------------------

     1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs



     From time to time, a Series of the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.



     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

Money Market Series and U.S. Treasury Money Market Series

     Amortized Cost Valuation. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or
                                      B-26
losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

Short-Intermediate Term Series

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

     Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

Time Net Asset Value is Calculated


     The Trust will calculate its net asset value at 4:15 P.M., New York time, for the Short-Intermediate Term Series and at 4:30 P.M. for the Money Market Series and U.S. Treasury Money Market Series, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a series' securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 P.M. New York time.


                            PERFORMANCE INFORMATION

Money Market Series and U.S. Treasury Money Market Series--Calculation of Yield

     The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7] -1

     The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.

     Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

     The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.

Short-Intermediate Term Series--Calculation of Yield and Total Return

     Yield. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

YIELD = 2 [ a - b +1)6 - 1
          (   cd  ]

     Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the net asset value per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.


     The Short-Intermediate Term Series' 30-day yield for the period ended May 31, 1995 was 5.67%.


     Average Annual Total Return. The Short-Intermediate Term Series may from time to time advertise its average annual total return. See ``How the Trust Calculates Performance'' in the Prospectus.

     Average annual total return is computed according to the following formula:

                                    P(1+T)n = ERV

     Where:  P= a hypothetical initial payment of $1,000.
           T= average annual total return.
           n= number of years.
           ERV= Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The Intermediate Term Series' average annual total return for the one, five and ten year periods ended May 31, 1995 was 8.1%, 7.7% and 8.1%, respectively.


     Aggregate Total Return. The Short-Intermediate Term Series may also advertise its aggregate total return. See ``How the Trust Calculates Performance'' in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                       ERV- P
                                       ------
                                          P

     Where:  P= a hypothetical initial payment of $1,000.
           ERV= Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The Short-Intermediate Term Series' aggregate total return for the one, five and ten year periods ended May 31, 1995 was 8.1%, 44.9% and 117.2%, respectively.


                                     TAXES

     Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed. To qualify for this treatment, each series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income (without offset for losses from the sale or other disposition of
                                      B-28
securities or foreign currencies) from the gains on the sale or other disposition of securities held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series.

     The Internal Revenue Code imposes a 4% nondeductible excise tax to the extent any series fails to meet certain minimum distribution requirements by the end of each calendar year. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Trust and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     See ``Taxes, Dividends and Distributions'' in the Prospectus of each series.

            CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, has been retained to act as Custodian of the Trust's investments and in such capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended November 30, 1994, the Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series incurred fees of $267,000, $1,066,000 and $79,000, respectively, for the services of PMFS.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Trust's independent accountants and in that capacity audits the Trust's annual financial statements.

Portfolio of Investments May 31,           PRUDENTIAL GOVERNMENT SECURITIES
1995 (Unaudited)                           TRUST MONEY MARKET SERIES

------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
Federal Farm Credit Bank--10.8%
  $19,000    5.375%, 8/1/95                         $ 18,996,058
   16,250    6.65%, 8/1/95                            16,251,842
    9,900    6.56%, 11/14/95                           9,893,616
   16,600    5.97%, 2/23/96, F.R.N.                   16,593,928
                                                    ------------
                                                      61,735,444
------------------------------------------------------------
Federal Home Loan Bank--17.1%
   12,000    5.78%, 6/5/95, F.R.N.                    11,999,700
   10,100    5.625%, 8/23/95                          10,098,852
   14,150    6.07%, 9/1/95                            13,930,502
    2,500    5.92%, 10/13/95                           2,444,911
    4,500    5.92%, 10/19/95                           4,396,400
   10,000    5.98%, 11/1/95                            9,745,850
    6,000    6.787%, 2/15/96                           5,992,380
    6,930    6.85%, 2/28/96                            6,935,991
   15,000    5.97%, 3/8/96, F.R.N.                    14,980,487
    6,000    6.22%, 3/22/96                            5,694,183
    9,000    6.015%, 6/3/96                            8,985,750
    2,500    6.11%, 6/3/96, F.R.N.                     2,498,775
                                                    ------------
                                                      97,703,781
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--2.1%
    5,145    8.70%, 7/6/95                             5,156,117
    7,375    5.80%, 2/1/96                             7,083,892
                                                    ------------
                                                      12,240,009
------------------------------------------------------------
Federal National Mortgage Association--18.6%
   28,000    5.80%, 6/1/95                            28,000,000
    4,000    11.15%, 6/12/95                           4,005,228
    3,150    5.25%, 6/30/95                            3,146,909
   13,075    5.90%, 8/14/95                           12,916,429
   15,000    5.90%, 8/17/95                           14,810,709
   15,000    6.02%, 8/25/95, F.R.N.                   15,000,000
Federal National Mortgage Association (cont'd.)
   $4,050    6.05%, 9/1/95                          $  3,987,382
   10,000    5.9125%, 10/30/95                         9,996,902
    3,750    8.80%, 11/10/95                           3,781,460
    8,685    5.825%, 11/13/95                          8,453,129
    2,590    6.24%, 12/8/95                            2,504,703
                                                    ------------
                                                     106,602,851
------------------------------------------------------------
Student Loan Marketing Association--9.5%
    9,000    6.12%, 6/2/95, F.R.N.                     9,000,060
   17,000    6.17%, 8/7/95, F.R.N.                    17,009,166
    6,600    6.17%, 3/20/96, F.R.N.                    6,610,596
   10,000    6.04%, 4/16/96, F.R.N.                   10,000,000
   12,000    5.48%, 6/1/96, F.R.N.                    11,984,396
                                                    ------------
                                                      54,604,218
------------------------------------------------------------
Repurchase Agreements(a)--42.7%
   93,981    Joint Repurchase Agreement Account
               6.137%, 6/1/95 (Note 5)                93,981,000
   11,017    Morgan Stanley & Co., Inc., 5.97%,
               dated 5/25/95, due 6/1/95 in the
               amount of $11,029,789 (cost
               $11,017,000; the value of the
               collateral including accrued
               interest is $12,050,822)               11,017,000
   35,469    Morgan Stanley & Co., Inc., 6.01%,
               dated 5/30/95, due 6/1/95 in the
               amount of $35,480,843 (cost
               $35,469,000; the value of the
               collateral including accrued
               interest is $37,029,278)               35,469,000
   26,000    Bear, Stearns & Co., 6.00%, dated
               5/30/95, due 6/2/95 in the amount
               of $26,013,000 (cost $26,000,000;
               the value of the collateral
               including accrued interest is
               $26,630,741)                           26,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
Portfolio of Investments May 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
Repurchase Agreements(a) (cont'd.)
  $50,000    Nomura Securities International,
               Inc., 6.00%, dated 5/30/95, due
               6/6/95 in the amount of
               $50,058,333 (cost $50,000,000; the
               value of the collateral including
               accrued interest is $51,000,079)     $ 50,000,000
   18,000    Smith Barney, Inc., 6.00%, dated
               5/30/95, due 6/6/95 in the amount
               of $18,021,000 (cost $18,000,000;
               the value of the collateral
               including accrued interest is
               $18,360,015)                           18,000,000
   10,000    Smith Barney, Inc., 5.99%, dated
               5/17/95, due 6/19/95 in the amount
               of $10,054,908 (cost $10,000,000;
               the value of the collateral
               including accrued interest is
               $10,200,009)                           10,000,000
                                                    ------------
                                                     244,467,000
------------------------------------------------------------
Total Investments--100.8%
             (amortized cost $577,353,303(b))        577,353,303
             Liabilities in excess of other
               assets--(0.8%)                         (4,824,904)
                                                    ------------
             Net Assets--100%                       $572,528,399
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note.
 (a) Repurchase Agreements are collateralized by U.S.
     Treasury or Federal agency obligations.
 (b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Portfolio of Investments May 31,          PRUDENTIAL GOVERNMENT SECURITIES
1995 (Unaudited)                          TRUST INTERMEDIATE TERM SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
LONG-TERM INVESTMENTS--97.3%
     ------------------------------------------------------------
Federal Home Loan Mortgage Corporation--1.8%
   $3,638    7.184%, 10/1/23                        $  3,763,932
------------------------------------------------------------
Federal National Mortgage Association--15.6%
    9,760    6.50%, 2/1/25                            10,077,475
    4,978    6.50%, 3/1/25                             5,134,921
    6,570    6.75%, 3/1/25                             6,763,845
   10,786    9.00%, 4/1/25                            11,237,122
                                                    ------------
                                                      33,213,363
------------------------------------------------------------
Government National Mortgage Association--4.8%
    9,789    9.00%, 6/15/98-9/15/09                   10,247,686
------------------------------------------------------------
United States Treasury Notes--75.1%
   25,000(c) 4.00%, 1/31/96                           24,691,500
    5,000    7.50%, 12/31/96                           5,123,450
   17,000(c) 4.75%, 2/15/97                           16,689,240
   16,000(c) 8.50%, 4/15/97                           16,737,440
   10,000    7.375%, 11/15/97                         10,328,100
    7,000    6.125%, 5/15/98                           7,036,120
    6,000    7.50%, 10/31/99                           6,329,040
    7,000    7.75%, 11/30/99                           7,458,290
    6,000(c) 7.25%, 8/15/04                            6,378,720
   35,000(d) 7.875%, 11/15/04                         38,784,200
    5,000    7.50%, 2/15/05                            5,420,300
   15,000    6.50%, 5/15/05                           15,229,650
                                                    ------------
                                                     160,206,050
    ------------------------------------------------------------
             Total long-term investments
               (cost $201,061,179)                   207,431,031

SHORT-TERM INVESTMENT--0.4%
             Joint Repurchase Agreement Account,
     $965    6.137%, 6/1/95 (Note 5)
               (cost $965,000)                      $    965,000
------------------------------------------------------------
Total Investments--97.7%
             (cost $202,026,179; Note 4)             208,396,031
             Other assets in excess of
               liabilities--2.3%                       4,838,534
                                                    ------------
             Net Assets--100%                       $213,234,565
                                                    ------------
                                                    ------------

---------------
(c) Asset segregated for dollar rolls.
(d) Security on loan.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments May 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
United States Treasury Bills--65.5%
  $50,000    5.79%, 6/15/95                         $ 49,895,458
   25,000    5.80%, 6/15/95                           24,947,639
   22,500    5.84%, 6/15/95                           22,452,550
    2,897    5.81%, 6/22/95                            2,883,658
   25,000    5.82%, 6/22/95                           24,915,125
   50,000    5.695%, 8/24/95                          49,335,583
    5,426    5.64%, 8/31/95                            5,348,643
    6,907    5.64%, 11/16/95                           6,725,208
                                                    ------------
                                                     186,503,864
------------------------------------------------------------
United States Treasury Bond--18.3%
   51,908    8.375%, 8/15/95                          52,160,722
------------------------------------------------------------
United States Treasury Notes--13.8%
    9,050    4.625%, 8/15/95                           9,024,084
    5,000    3.875%, 9/30/95                           4,963,529
    5,000    8.625%, 10/15/95                          5,043,800
   10,000    4.25%, 11/30/95                           9,906,408
    5,500    4.625%, 2/15/96                           5,425,592
    5,000    5.125%, 3/31/96                           4,938,946
                                                    ------------
                                                      39,302,359
------------------------------------------------------------
Total Investments--97.6%
             (amortized cost $277,966,945(b))        277,966,945
             Other assets in excess of
               liabilities--2.4%                       6,907,217
                                                    ------------
             Net Assets--100%                       $284,874,162
                                                    ------------
                                                    ------------

---------------
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Statement of Assets and Liabilities
May 31, 1995 (Unaudited)                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money                             Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $577,353,303, $202,026,179 and $277,966,945,
  respectively).............................................................    $577,353,303     $208,396,031     $277,966,945
Cash........................................................................         147,712              378          263,301
Collateral for securities on loan, at value.................................              --       39,583,000               --
Receivable for investments sold.............................................              --       10,385,938      136,070,446
Receivable for Series shares sold...........................................       8,521,653           55,336        3,393,512
Interest receivable.........................................................       3,397,048        2,078,786        1,602,783
Fees receivable on securities loaned........................................              --           16,347               --
Deferred expenses and other assets..........................................          21,855            7,285           16,256
                                                                                ------------     ------------     ------------
   Total assets.............................................................     589,441,571      260,523,101      419,313,243
                                                                                ------------     ------------     ------------
Liabilities
Payable upon return of securities loaned....................................              --       39,583,000               --
Payable for investments purchased...........................................       8,985,750        7,046,912      113,714,894
Payable for Series shares reacquired........................................       6,638,353          111,968       20,118,365
Dividends payable...........................................................         666,591          298,697          370,231
Accrued expenses and other liabilities......................................         397,648          156,127          119,462
Due to Manager..............................................................         191,779           72,282           98,947
Due to Distributors.........................................................          33,051           19,550           17,182
                                                                                ------------     ------------     ------------
   Total liabilities........................................................      16,913,172       47,288,536      134,439,081
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $572,528,399     $213,234,565     $284,874,162
                                                                                ------------     ------------     ------------
Net assets were comprised of:
Shares of beneficial interest, at par ($.01 per share)......................    $  5,725,284     $    221,250     $  2,848,742
Paid-in capital in excess of par............................................     566,803,115      286,721,205      282,025,420
                                                                                ------------     ------------     ------------
                                                                                 572,528,399      286,942,455      284,874,162
Undistributed net investment income.........................................              --        2,044,481               --
Accumulated net realized losses.............................................              --      (82,122,223)              --
Net unrealized appreciation of investments..................................              --        6,369,852               --
                                                                                ------------     ------------     ------------
Net assets, May 31, 1995....................................................    $572,528,399     $213,234,565     $284,874,162
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Shares of beneficial interest issued and outstanding........................     572,528,399       22,125,052      284,874,162
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value.............................................................           $1.00            $9.64            $1.00
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Statement of Operations
Six Months Ended May 31, 1995 (Unaudited) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money                           U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $17,541,172      $  7,027,370       $ 9,995,058
   Income from securities loaned............................................              --           188,846                --
                                                                                 -----------      ------------      -------------
                                                                                  17,541,172         7,216,216         9,995,058
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       1,183,106           438,466           707,447
   Distribution fee.........................................................         369,721           227,698           221,077
   Transfer agent's fees and expenses.......................................         656,000           163,000            41,000
   Custodian's fees and expenses............................................          71,000            83,000            31,000
   Registration fees........................................................          25,000            30,000            25,000
   Reports to shareholders..................................................          47,000            33,000            19,500
   Audit fee................................................................          19,000            17,500            17,500
   Insurance expense........................................................          12,000             4,000             6,000
   Trustees' fees...........................................................           6,000             6,000             6,000
   Legal fees...............................................................           3,000             2,000             2,500
   Amortization of deferred organization expenses...........................              --                --             3,955
   Miscellaneous............................................................           1,161             3,321             1,655
                                                                                 -----------      ------------      -------------
   Total expenses...........................................................       2,392,988         1,007,985         1,082,634
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      15,148,184         6,208,231         8,912,424
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain on Investments
Net realized gain on investment transactions................................          17,325           856,522            82,090
Net change in unrealized appreciation of investments........................              --         9,971,050                --
                                                                                 -----------      ------------      -------------
Net gain on investments.....................................................          17,325        10,827,572            82,090
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $15,165,509      $ 17,035,803       $ 8,994,514
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Statement of Changes in Net Assets
(Unaudited)                               PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                           U.S. Treasury
                                       Money Market                      Intermediate                      Money Market
                                          Series                          Term Series                         Series
                              -------------------------------   -------------------------------   -------------------------------
                                Six months                        Six months                        Six months
                                  ended          Year ended         ended          Year ended         ended          Year ended
Increase (Decrease)              May 31,        November 30,       May 31,        November 30,       May 31,        November 30,
in Net Assets                      1995             1994             1995             1994             1995             1994
                              --------------   --------------   --------------   --------------   --------------   --------------
Operations
   Net investment income....  $   15,148,184   $   23,366,223   $    6,208,231   $   16,852,611   $    8,912,424   $    9,891,712
   Net realized gain (loss)
      on investment
      transactions..........          17,325           84,741          856,522      (15,205,293)          82,090           55,159
   Net change in unrealized
      appreciation/
      depreciation of
      investments...........              --               --        9,971,050      (10,351,690)              --               --
                              --------------   --------------   --------------   --------------   --------------   --------------
   Net increase (decrease)
      in net assets
      resulting from
      operations............      15,165,509       23,450,964       17,035,803       (8,704,372)       8,994,514        9,946,871
                              --------------   --------------   --------------   --------------   --------------   --------------
Net equalization debits.....              --               --          (97,842)          (3,335)              --               --
                              --------------   --------------   --------------   --------------   --------------   --------------
Dividends and distributions
   to shareholders:
   Dividends to
      shareholders..........     (15,165,509)     (23,450,964)      (6,292,553)     (16,669,920)      (8,994,514)      (9,946,871)
   Tax return of capital
      distribution..........              --               --               --       (3,852,402)              --               --
                              --------------   --------------   --------------   --------------   --------------   --------------
Total dividends and
   distributions to
   shareholders.............     (15,165,509)     (23,450,964)      (6,292,553)     (20,522,322)      (8,994,514)      (9,946,871)
                              --------------   --------------   --------------   --------------   --------------   --------------
Series share transactions*
   Net proceeds from shares
      subscribed............     890,312,487    1,978,695,920        5,764,181       86,065,731    1,606,210,817    1,582,592,660
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions.........      14,257,843       22,318,739        4,091,646       14,086,719        7,841,587        9,338,121
   Cost of shares
      reacquired............    (969,385,378)  (2,283,173,810)     (49,246,777)    (176,886,461)  (1,623,162,489)  (1,582,924,124)
                              --------------   --------------   --------------   --------------   --------------   --------------
   Net increase (decrease)
      in net assets from
      Series share
      transactions..........     (64,815,048)    (282,159,151)     (39,390,950)     (76,734,011)      (9,110,085)       9,006,657
                              --------------   --------------   --------------   --------------   --------------   --------------
Total increase (decrease)...     (64,815,048)    (282,159,151)     (28,745,542)    (105,964,040)      (9,110,085)       9,006,657
Net Assets
   Beginning of period......     637,343,447      919,502,598      241,980,107      347,944,147      293,984,247      284,977,590
                              --------------   --------------   --------------   --------------   --------------   --------------
   End of period............  $  572,528,399   $  637,343,447   $  213,234,565   $  241,980,107   $  284,874,162   $  293,984,247
                              --------------   --------------   --------------   --------------   --------------   --------------
                              --------------   --------------   --------------   --------------   --------------   --------------

---------------
  *At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Notes to Financial Statements (Unaudited) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
Note 1. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
For the Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Lending: The Intermediate Term Series may lend its U.S. Government securities to broker-dealers or government securities dealers. The Fund's policy is to receive collateral on each loan at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. The Series receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Series.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Money Market and the U.S. Treasury Money Market Series' amortize discounts and premiums on purchases of portfolio securities as adjustments to income. For the Intermediate Term Series, gains or losses resulting from discounts or premiums on purchased securities are treated as capital gains or losses when realized upon disposal.
Dollar Rolls: The Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.
Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Equalization: The Intermediate Term Series follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of its shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the shares.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Intermediate Term Series, the effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized losses by $92,902 for market discount recognized on securities sold. Current year net investment income, net realized losses and net assets were not affected by this change.
Deferred Organization Expenses: Approximately $49,000 of expenses were incurred in connection with the organization and initial registration of
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
the U.S. Treasury Series and such amount has been deferred and is being amortized over a period of 60 months ending December, 1995.
Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
The Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows: .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.
To reimburse Prudential Mutual Fund Distributors, Inc. (``PMFD'') as distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series, each series has entered into a distribution agreement pursuant to which each series pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125% of each of the series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation (``Pruco''), affiliated broker-dealers, for account servicing fees and for the expenses incurred by such broker-dealers.
To reimburse PSI for its expenses as distributor of the Intermediate Term Series, the Intermediate Term Series has entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the six months ended May 31, 1995, the Fund incurred fees of approximately $495,000, $111,000, and $34,000, respectively, for the Money Market Series, Intermediate Term Series, and U.S. Treasury Money Market Series. As of May 31, 1995, approximately $85,000, $18,000, and $8,000 of such fees were due to PMFS from the Money Market Series, Intermediate Term Series and U.S. Treasury Money Market Series, respectively. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities other than short-term investments, for the Intermediate Term Series for the six months ended May 31, 1995 were $255,432,969 and $253,120,731, respectively.
For the Intermediate Term Series, the cost basis of investments for federal income tax purposes was $202,128,718 and, accordingly, as of May 31, 1995, net unrealized appreciation of investments for federal income tax purposes was $6,267,313 (gross urealized appreciation $7,127,061; gross unrealized depreciation--$859,748).
For federal income tax purposes, the Intermediate Term Series has a capital loss carryforward as of November 30, 1994 of approximately $79,007,000 of which $25,173,000 expires in 1995, $11,426,000 expires in 1996, $19,180,000 expires in
1997, $6,864,000 expires in 1998,
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
$4,746,000 expires in 1999, $235,000 expires in 2001, and $11,383,000 expires in
2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Intermediate Term Series will elect to treat net capital losses of approximately $3,428,300 incurred in the one month period ended November 30, 1994 as having incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1995, the Money Market Series and the Intermediate Term Series had 9.69% and .10%, respectively, undivided interests in the repurchase agreements in the joint account. These undivided interests represented $93,981,000 and $965,000, respectively, in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., 6.125%, in the principal amount of $280,000,000, repurchase price $280,047,639, due 6/1/95. The value of the collateral including accrued interest is $285,803,012.
CS First Boston Corp., 6.14%, in the principal amount of $280,000,000, repurchase price $280,047,756, due 6/1/95. The value of the collateral including accrued interest is $285,702,358.
Goldman, Sachs & Co., 6.14%, in the principal amount of $310,000,000, repurchase price $310,052,872, due 6/1/95. The value of the collateral including accrued interest is $316,254,589.
UBS Securities Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,017,083, due 6/1/95. The value of the collateral including accrued interest is $102,000,930.
------------------------------------------------------------
Note 6. Capital
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Intermediate Term Series for the fiscal year ended November 30, 1994 and six months ended May 31, 1995 were as follows:

                                   Six months
                                     ended        Year ended
                                    May 31,      November 30,
                                      1995           1994
                                   ----------    ------------
   Shares sold..................     619,879       8,712,001
   Shares issued in reinvestment
     of dividends and
     distributions..............     440,792       1,465,698
   Shares reacquired............   (5,325,953)   (18,375,629 )
                                   ----------    ------------
   Net decrease.................   (4,265,282)    (8,197,930 )
                                   ----------    ------------
                                   ----------    ------------

------------------------------------------------------------
Note 7. Proposed Reorganization
On May 4, 1995, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the ``Plan'') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Adjustable Rate Securities Fund, Inc. (``Adjustable Rate'') to the Fund. Class A and Class B shares of Adjustable Rate would be exchanged at net asset value for shares of equivalent value of the Fund.
It is expected that the reogranization will take place in late August 1995. The Fund and Adjustable Rate will each bear their pro-rata share of the costs of the reorganization, including costs of proxy solicitation.
------------------------------------------------------------
Note 8. Proposed Name Change
The Trustees have recommended that the Intermediate Term Series change its name to ``Short-Intermediate Term Series'' effective August 1, 1995.
--------------------------------------------------------------------------------

                                             PRUDENTIAL GOVERNMENT SECURITIES
Financial Highlights (Unaudited)             TRUST MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                   Six Months
                                     Ended                             Year Ended November 30,
                                    May 31,       ------------------------------------------------------------------
                                      1995          1994         1993          1992           1991           1990
                                   ----------     --------     --------     ----------     ----------     ----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $  1.000      $  1.000     $  1.000     $    1.000     $    1.000     $    1.000
Net investment income..........        0.026         0.033        0.026          0.035          0.058          0.076
Dividends from net investment
  income.......................       (0.026)       (0.033)      (0.026)        (0.035)        (0.058)        (0.076)
                                   ----------     --------     --------     ----------     ----------     ----------
Net asset value, end of
  period.......................     $  1.000      $  1.000     $  1.000     $    1.000     $    1.000     $    1.000
                                   ----------     --------     --------     ----------     ----------     ----------
                                   ----------     --------     --------     ----------     ----------     ----------
TOTAL RETURN(b):...............         2.59%         3.29%        2.62%          3.57%          5.96%          7.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $572,528      $637,343     $919,503     $1,026,187     $1,212,836     $1,355,058
Average net assets (000).......     $593,178      $732,867     $950,988     $1,113,759     $1,255,014     $  857,385
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.81%(a)      0.77%        0.72%          0.72%          0.65%          0.66%
   Expenses, excluding
      distribution fees........         0.68%(a)      0.64%        0.59%          0.60%          0.53%          0.53%
   Net investment income.......         5.12%(a)      3.19%        2.56%          3.42%          5.78%          7.52%

---------------
 (a) Annualized.
 (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                             PRUDENTIAL GOVERNMENT SECURITIES
Financial Highlights (Unaudited)             TRUST INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                   Six Months
                                     Ended                             Year Ended November 30,
                                    May 31,       ------------------------------------------------------------------
                                      1995          1994         1993          1992           1991           1990
                                   ----------     --------     --------     ----------     ----------     ----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $   9.17      $  10.06     $   9.97     $    10.00     $     9.71     $     9.96
                                   ----------     --------     --------     ----------     ----------     ----------
Income from investment
  operations
Net investment income..........         0.27          0.64         0.69           0.75           0.82           0.84
Net realized and unrealized
  gain (loss) on investment
  transactions.................         0.47         (0.89)        0.11          (0.03)          0.31          (0.21)
                                   ----------     --------     --------     ----------     ----------     ----------
   Total from investment
      operations...............         0.74         (0.25)        0.80           0.72           1.13           0.63
                                   ----------     --------     --------     ----------     ----------     ----------
Less distributions
Dividends from net investment
  income.......................        (0.27)        (0.52)       (0.69)         (0.75)         (0.84)         (0.88)
Tax return of capital
  distribution.................           --         (0.12)       (0.02)            --             --             --
                                   ----------     --------     --------     ----------     ----------     ----------
Total distributions............        (0.27)        (0.64)       (0.71)         (0.75)         (0.84)         (0.88)
                                   ----------     --------     --------     ----------     ----------     ----------
Net asset value, end of
  period.......................     $   9.64      $   9.17     $  10.06     $     9.97     $    10.00     $     9.71
                                   ----------     --------     --------     ----------     ----------     ----------
                                   ----------     --------     --------     ----------     ----------     ----------
TOTAL RETURN(b):...............         8.17%        (2.58)%       8.26%          7.40%         12.19%          6.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $213,235      $241,980     $347,944     $  303,451     $  298,086     $  328,458
Average net assets (000).......     $219,835      $307,382     $321,538     $  294,388     $  301,643     $  354,064
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.92%(a)      0.84%        0.80%          0.79%          0.79%          0.88%
   Expenses, excluding
      distribution fees........         0.71%(a)      0.63%        0.59%          0.58%          0.63%          0.63%
   Net investment income.......         5.66%(a)      5.48%        6.80%          7.47%          8.36%          8.60%
Portfolio turnover rate........          121%          431%          44%            60%           151%            68%

---------------
 (a) Annualized.
 (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                         PRUDENTIAL GOVERNMENT SECURITIES
Financial Highlights (Unaudited)         TRUST U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                         December 3,
                                   Six Months                                              1990(d)
                                     Ended             Year Ended November 30,             Through
                                    May 31,       ----------------------------------     November 30,
                                      1995          1994         1993         1992           1991
                                   ----------     --------     --------     --------     ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000       $  1.000
Net investment income..........        0.026         0.033        0.025        0.034          0.057(c)
Dividends from net investment
  income.......................        (.026)       (0.033)      (0.025)      (0.034)        (0.057)
                                   ----------     --------     --------     --------     ------------
Net asset value, end of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000       $  1.000
                                   ----------     --------     --------     --------     ------------
                                   ----------     --------     --------     --------     ------------
TOTAL RETURN(b)................         2.59%         3.31%        2.54%        3.46%          5.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $284,874      $293,984     $284,978     $233,600       $288,922
Average net assets (000).......     $354,695      $308,454     $273,313     $263,459       $273,203
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.61%(a)      0.62%        0.66%        0.66%          0.50%(a)/(c)
   Expenses, excluding
      distribution fees........         0.49%(a)      0.50%        0.53%        0.54%          0.38%(a)/(c)
   Net investment income.......         5.09%(a)      3.21%        2.49%        3.29%          5.74%(a)/(c)

---------------
 (a) Annualized.
 (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
 (c) Net of expense subsidy.
 (d) Commencement of investment operations.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST             Portfolio of Investments
MONEY MARKET SERIES                                       November 30, 1994

 Principal
  Amount                                        Value
   (000)               Description             (Note 1)
             Federal Agricultural Mortgage
               Corporation--1.0%
 $  6,600    5.32%, 1/3/95................  $  6,567,814
                                            ------------
             Federal Farm Credit Bank--10.9%
    4,000    8.30%, 1/20/95...............     4,013,696
    5,735    5.65%, 1/24/95...............     5,686,396
    1,000    5.60%, 2/14/95...............     1,003,184
   16,600    5.62%, 2/23/95, F.R.N........    16,589,790
    1,500    5.22%, 3/22/95...............     1,475,857
    2,000    5.27%, 3/22/95...............     1,967,502
    3,150    5.35%, 3/24/95...............     3,097,102
    6,700    5.85%, 5/1/95................     6,700,000
   19,000    5.375%, 8/1/95...............    18,984,296
    9,900    6.56%, 11/14/95..............     9,886,616
                                            ------------
                                              69,404,439
                                            ------------
             Federal Home Loan Bank--9.3%
   15,000    4.72%, 12/8/94, F.R.N........    14,967,849
    1,000    8.05%, 12/26/94..............     1,003,019
    3,945    5.32%, 1/5/95................     3,924,596
   13,200    5.32%, 1/12/95...............    13,118,072
    7,300    8.40%, 1/25/95...............     7,351,684
    8,500    3.46%, 2/3/95................     8,497,243
   10,100    5.625%, 8/23/95..............    10,096,333
                                            ------------
                                              58,958,796
                                            ------------
             Federal Home Loan Mortgage
               Corporation--9.0%
   12,000    4.75%, 12/9/94...............    11,987,333
   14,000    5.32%, 1/4/95................    13,929,658
    7,000    5.30%, 1/5/95................     6,963,931
   10,000    5.64%, 1/23/95...............     9,916,967
    5,000    5.55%, 2/2/95................     4,951,437
   10,000    5.54%, 2/3/95................     9,901,511
                                            ------------
                                              57,650,837
                                            ------------
             Federal National Mortgage
               Association--14.4%
 $  2,340    8.65%, 12/12/94..............  $  2,341,927
    1,300    9.00%, 1/10/95...............     1,304,139
    5,125    5.17%, 1/25/95...............     5,084,520
   11,000    11.50%, 2/10/95..............    11,131,883
    7,700    5.105%, 3/9/95...............     7,592,993
    8,000    5.22%, 3/20/95...............     7,873,560
   15,000    5.60%, 4/18/95, F.R.N........    14,678,000
   27,000    5.57%, 6/1/95, F.R.N.........    26,994,303
   15,000    5.72%, 8/25/95...............    15,000,000
                                            ------------
                                              92,001,325
                                            ------------
             Student Loan Marketing
               Association--11.2%
   10,500    5.59%, 12/8/94, F.R.N........    10,499,959
    3,105    5.35%, 12/30/94, F.R.N.......     3,105,682
    9,790    5.89%, 12/30/94, F.R.N.......     9,792,054
    9,000    5.89%, 1/16/95, F.R.N........     9,010,953
    5,000    6.19%, 3/23/95, F.R.N........     5,008,293
    6,750    6.19%, 3/27/95, F.R.N........     6,760,843
   10,000    5.81%, 4/16/95, F.R.N........    10,000,000
   17,000    5.94%, 8/7/95, F.R.N.........    17,034,305
                                            ------------
                                              71,212,089
                                            ------------
             Repurchase Agreements(D)--46.4%
    9,908    Joint Repurchase Agreement
               Account
               5.692%, 12/1/94 (Note 5)...     9,908,000

                                              See Notes to Financial Statements.
                                  B-43

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES

 Principal
  Amount                                        Value
   (000)               Description             (Note 1)
             Repurchase Agreements(D)--cont'd
 $  8,000    Merrill Lynch, Pierce, Fenner
               & Smith, Inc., 5.625%,
               dated 11/29/94, due 12/1/94
               in the amount of $8,002,500
               (cost $8,000,000; the value
               of the collateral including
               accrued interest is
               $8,160,353)................  $  8,000,000
    5,000    Nomura Securities
               International, Inc., 5.60%,
               dated 11/30/94, due 12/2/94
               in the amount of $5,001,556
               (cost $5,000,000; the value
               of the collateral including
               accrued interest is
               $5,097,150)................     5,000,000
   57,503    Goldman Sachs & Co., 5.55%,
               dated 11/28/94, due 12/5/94
               in the amount of
               $57,565,055 (cost
               $57,503,000; the value of
               the collateral including
               accrued interest is
               $58,653,060)...............    57,503,000
   56,000    Merrill Lynch, Pierce, Fenner
               & Smith, Inc., 5.55%, dated
               11/28/94, due 12/5/94 in
               the amount of $56,060,433
               (cost $56,000,000; the
               value of the collateral
               including accrued interest
               is $57,140,688)............    56,000,000
   17,000    Bear, Stearns & Co., 5.60%,
               dated 11/28/94, due 12/5/94
               in the amount of
               $17,018,511 (cost
               $17,000,000; the value of
               the collateral including
               accrued interest is
               $17,288,501)...............    17,000,000
 $ 36,234    Bear, Stearns & Co., 5.57%,
               dated 11/29/94, due 12/6/94
               in the amount of
               $36,273,243 (cost
               $36,234,000; the value of
               the collateral including
               accrued interest is
               $36,905,875)...............  $ 36,234,000
   58,000    Nomura Securities
               International, Inc., 5.63%,
               dated 11/30/94, due 12/7/94
               in the amount of
               $58,063,494 (cost
               $58,000,000; the value of
               the collateral including
               accrued interest is
               $59,160,000)...............    58,000,000
   10,000    CS First Boston Corp., 5.02%,
               dated 9/12/94, due 12/30/94
               in the amount of
               $10,151,994 (cost
               $10,000,000; the value of
               the collateral including
               accrued interest is
               $10,302,617)...............    10,000,000
    7,810    CS First Boston Corp., 5.17%,
               dated 10/3/94, due 12/30/94
               in the amount of $7,908,701
               (cost $7,810,000; the value
               of the collateral including
               accrued interest is
               $8,039,946)................     7,810,000
   14,946    Lehman, Inc., 5.50%, dated
               11/3/94, due 1/3/95 in the
               amount of $15,085,288 (cost
               $14,946,000; the value of
               the collateral including
               accrued interest is
               $15,248,035)...............    14,946,000

                                              See Notes to Financial Statements.
                                B-44

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES

Principal
  Amount                                   Value
  (000)             Description           (Note 1)
             Repurchase Agreements(D)--cont'd
 $ 15,000    Lehman, Inc., 5.55%, dated
               10/6/94, due 1/6/95 in the
               amount of $15,212,750 (cost
               $15,000,000; the value of
               the collateral including
               accrued interest is
               $15,300,621)...............  $ 15,000,000
                                            ------------
                                             295,401,000
                                            ------------
             Total Investments--102.2%
             (amortized cost
               $651,196,300*).............   651,196,300
             Liabilities in excess of
               other
               assets--(2.2%).............   (13,852,853)
                                            ------------
             Net Assets--100%.............  $637,343,447
                                            ------------
                                            ------------

---------------
F.R.N.--Floating Rate Note.

   * Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
 (D) Repurchase Agreements are collateralized by U.S.
     Treasury or Federal agency obligations.

                                              See Notes to Financial Statements.
                                 B-45

PRUDENTIAL GOVERNMENT SECURITIES TRUST             Portfolio of Investments
INTERMEDIATE TERM SERIES                                  November 30, 1994

Principal
  Amount                                   Value
  (000)             Description           (Note 1)
             LONG-TERM INVESTMENTS--85.2%
             Federal Home Loan Mortgage
               Corporation
 $     73    8.00%, 6/1/24................  $     69,521
                                            ------------
             Federal National Mortgage
               Association
       21    7.50%, 10/1/01...............        20,019
                                            ------------
             Government National Mortgage
               Association--7.6%
    6,671    6.00%, 7/20/24...............     6,372,996
    4,052    6.00%, 8/20/24...............     3,870,503
    8,478    6.00%, 9/20/24...............     8,099,204
                                            ------------
                                              18,342,703
                                            ------------
             United States Treasury Notes--77.6%
   41,000*   4.00%, 1/31/96...............    39,603,540
   17,000*   4.75%, 2/15/97...............    16,057,010
   16,000*   8.50%, 4/15/97...............    16,329,920
   99,000    5.125%, 11/30/98.............    90,120,690
    6,000    7.25%, 8/15/04...............     5,725,320
   20,000    7.875%, 11/15/04.............    19,867,969
                                            ------------
                                             187,704,449
                                            ------------
             Total long-term investments
               (cost $209,737,890)........   206,136,692
                                            ------------
             SHORT-TERM INVESTMENT--0.6%
             Joint Repurchase Agreement Account,
    1,439    5.692%, 12/1/94 (Note 5)
               (cost $1,439,000)..........     1,439,000
                                            ------------
             Total Investments--85.8%
             (cost $211,176,890; Note
               4).........................   207,575,692
             Other assets in excess of
               liabilities--14.2%.........    34,404,415
                                            ------------
             Net Assets--100%.............  $241,980,107
                                            ------------
                                            ------------

--------------
* Asset segregated for dollar rolls.

                                              See Notes to Financial Statements.
                                  B-46

PRUDENTIAL GOVERNMENT SECURITIES TRUST             Portfolio of Investments
U.S. TREASURY MONEY MARKET SERIES                         November 30, 1994

Principal
  Amount                                   Value
  (000)             Description           (Note 1)
             United States Treasury Bills--69.2%
 $  6,918    4.91%, 12/22/94..............  $  6,898,186
   22,325    4.95%, 12/22/94..............    22,260,536
   14,816    4.97%, 12/22/94..............    14,773,046
   50,000    5.06%, 12/22/94..............    49,852,417
      850    5.075%, 12/22/94.............       847,484
    5,890    5.08%, 12/22/94..............     5,872,546
   13,565    5.09%, 12/22/94..............    13,524,723
   53,697    5.11%, 12/22/94..............    53,536,938
    3,000    5.13%, 12/22/94..............     2,991,022
    8,681    5.135%, 12/22/94.............     8,654,997
    3,319    5.165%, 12/22/94.............     3,309,000
   11,111    5.125%, 2/16/95..............    10,989,204
   10,000    4.975%, 4/6/95...............     9,825,875
                                            ------------
                                             203,335,974
                                            ------------
             United States Treasury Notes--31.1%
   26,345    4.625%, 12/31/94.............    26,327,730
   28,500    5.50%, 2/15/95...............    28,506,087
    1,033    7.75%, 2/15/95...............     1,037,824
   24,020    3.875%, 2/28/95..............    23,930,750
   11,763    5.875%, 5/15/95..............    11,753,357
                                            ------------
                                              91,555,748
                                            ------------
             Total Investments--100.3%
             (amortized cost
               $294,891,722*).............   294,891,722
             Liabilities in excess of
               other
               assets--(0.3%).............      (907,475)
                                            ------------
             Net Assets--100%.............  $293,984,247
                                            ------------
                                            ------------

---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.

                                              See Notes to Financial Statements.
                                 B-47

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Statement of Assets and Liabilities
 November 30, 1994

                                                                                                      US TREASURY
                                                                       MONEY                             MONEY
                                                                       MARKET        INTERMEDIATE        MARKET
Assets                                                                 SERIES        TERM SERIES         SERIES
                                                                    ------------     ------------     ------------
Investments, at value (cost $651,196,300, $211,176,890 and
  $294,891,722, respectively)...................................    $651,196,300     $207,575,692     $294,891,722
Cash............................................................              --              --             4,828
Interest receivable.............................................       3,328,495       1,507,746         1,260,514
Receivable for investments sold.................................              --      54,380,133                --
Receivable for Series shares sold...............................       2,580,434          37,209         1,231,273
Fees receivable on securities loaned............................              --          17,196                --
Deferred expenses and other assets..............................          13,457          10,022            15,725
                                                                    ------------     ------------     ------------
    Total assets................................................     657,118,686     263,527,998       297,404,062
                                                                    ------------     ------------     ------------
Liabilities
Payable for investments purchased...............................              --      19,989,792                --
Payable for Series shares reacquired............................      18,798,972       1,061,352         2,974,191
Dividends payable...............................................         507,646         355,635           231,861
Due to Manager..................................................         211,049          81,260            92,141
Accrued expenses and other liabilities..........................         222,306          29,452           105,759
Due to Distributors.............................................          35,266          30,400            15,863
                                                                    ------------     ------------     ------------
    Total liabilities...........................................      19,775,239      21,547,891         3,419,815
                                                                    ------------     ------------     ------------
Net Assets......................................................    $637,343,447     $241,980,107     $293,984,247
                                                                    ------------     ------------     ------------
                                                                    ------------     ------------     ------------
Net assets were comprised of:
Shares of beneficial interest, at par ($.01 per share)..........    $  6,373,434     $   263,903      $  2,939,842
Paid-in capital in excess of par................................     630,970,013     326,069,502       291,044,405
                                                                    ------------     ------------     ------------
                                                                     637,343,447     326,333,405       293,984,247
Undistributed net investment income.............................              --       2,133,743                --
Accumulated net realized losses.................................              --     (82,885,843)               --
Net unrealized depreciation of investments......................              --      (3,601,198)               --
                                                                    ------------     ------------     ------------
Net assets, November 30, 1994...................................    $637,343,447     $241,980,107     $293,984,247
                                                                    ------------     ------------     ------------
                                                                    ------------     ------------     ------------
Shares of beneficial interest issued and outstanding............     637,343,447      26,390,334       293,984,247
                                                                    ------------     ------------     ------------
                                                                    ------------     ------------     ------------
Net asset value.................................................           $1.00           $9.17             $1.00
                                                                    ------------     ------------     ------------
                                                                    ------------     ------------     ------------

See Notes to Financial Statements.
                                             B-48

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Statement of Operations
 Year Ended November 30, 1994

                                                                                                  US TREASURY
                                                                      MONEY                          MONEY
                                                                     MARKET       INTERMEDIATE      MARKET
Net Investment Income                                                SERIES       TERM SERIES       SERIES
                                                                   -----------    ------------    -----------
Income
  Interest......................................................   $28,983,835    $19,425,626     $11,818,912
  Income from securities loaned.................................            --         22,315             --
                                                                   -----------    ------------    -----------
                                                                    28,983,835     19,447,941     11,818,912
                                                                   -----------    ------------    -----------
Expenses
  Management fee................................................     2,931,469      1,229,526      1,233,814
  Distribution fee..............................................       916,084        665,503        385,567
  Transfer agent's fees and expenses............................     1,303,000        384,000         92,000
  Custodian's fees and expenses.................................       163,000        120,000         41,000
  Registration fees.............................................       112,000         61,000         69,000
  Reports to shareholders.......................................       105,000         57,000         28,000
  Audit fee.....................................................        38,000         35,000         35,000
  Trustees' fees................................................        15,200         15,200         15,200
  Insurance expense.............................................        23,000          8,000         13,000
  Legal fees....................................................         7,000         16,000          4,000
  Amortization of deferred organization expenses................            --             --          7,932
  Miscellaneous.................................................         3,859          4,101          2,687
                                                                   -----------    ------------    -----------
    Total expenses..............................................     5,617,612      2,595,330      1,927,200
                                                                   -----------    ------------    -----------
Net investment income...........................................    23,366,223     16,852,611      9,891,712
                                                                   -----------    ------------    -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions.............        84,741    (15,205,293)        55,159
Net change in unrealized depreciation of investments............            --    (10,351,690)            --
                                                                   -----------    ------------    -----------
Net gain (loss) on investments..................................        84,741    (25,556,983)        55,159
                                                                   -----------    ------------    -----------
Net Increase (Decrease) in Net Assets Resulting from
Operations......................................................   $23,450,964    $(8,704,372)    $9,946,871
                                                                   -----------    ------------    -----------
                                                                   -----------    ------------    -----------

See Notes to Financial Statements.
                                             B-49

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Statement of Changes in Net Assets

                                                                                                           US TREASURY
                                      MONEY MARKET                      INTERMEDIATE                      MONEY MARKET
                                         SERIES                          TERM SERIES                         SERIES
                            ---------------------------------   -----------------------------   ---------------------------------
                                                                   Year Ended November 30,
Increase (Decrease)         -----------------------------------------------------------------------------------------------------
in Net Assets                    1994              1993             1994            1993             1994              1993
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Operations
  Net investment income...  $    23,366,223   $    24,381,889   $  16,852,611   $  21,862,611   $     9,891,712   $     6,812,533
  Net realized gain (loss)
    on investment
    transactions..........           84,741           240,813     (15,205,293)       (234,826)           55,159           141,643
  Net change in unrealized
 appreciation/depreciation
    of investments........               --                --     (10,351,690)      3,085,195                --                --
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............       23,450,964        24,622,702      (8,704,372)     24,712,980         9,946,871         6,954,176
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Net equalization (debits)
  credits.................               --                --          (3,335)          4,795                --                --
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Dividends and
distributions to
  shareholders:
  Dividends to
    shareholders..........      (23,450,964)      (24,622,702)    (16,669,920)    (21,877,946)       (9,946,871)       (6,954,176)
  Tax return of capital
    distribution..........               --                --      (3,852,402)       (702,835)               --                --
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Total dividends and
  distributions to
  shareholders............      (23,450,964)      (24,622,702)    (20,522,322)    (22,580,781)       (9,946,871)       (6,954,176)
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Series share transactions*
  Net proceeds from shares
    subscribed............    1,978,695,920     2,705,725,541      86,065,731     191,340,556     1,582,592,660     1,255,246,290
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions.........       22,318,739        23,600,594      14,086,719      14,618,822         9,338,121         6,581,355
  Cost of shares
    reacquired............   (2,283,173,810)   (2,836,010,964)   (176,886,461)   (163,603,524)   (1,582,924,124)   (1,210,449,881)
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
  Net increase (decrease)
    in net assets from
    Series share
    transactions..........     (282,159,151)     (106,684,829)    (76,734,011)     42,355,854         9,006,657        51,377,764
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
Total increase
(decrease)................     (282,159,151)     (106,684,829)   (105,964,040)     44,492,848         9,006,657        51,377,764
Net Assets
  Beginning of year.......      919,502,598     1,026,187,427     347,944,147     303,451,299       284,977,590       233,599,826
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
  End of year.............  $   637,343,447   $   919,502,598   $ 241,980,107   $ 347,944,147   $   293,984,247   $   284,977,590
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------
                            ---------------   ---------------   -------------   -------------   ---------------   ---------------

---------------
  *At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.

See Notes to Financial Statements.
                                         B-50

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Notes to Financial Statements

   Prudential Government Securities Trust (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.


Note 1. Significant           The following is a summary
Accounting Policies           of the significant accounting
                              policies followed by the Fund in the preparation
of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

   For the Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Lending: The Intermediate Term Series may lend its U.S. Government securities to broker-dealers or government securities dealers. The Fund's policy is to receive collateral on each loan at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially. The Series receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Series also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Series.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Money Market and the U.S. Treasury Money Market Series' amortize discounts and premiums on purchases of portfolio securities as adjustments to income. For the Intermediate Term Series, gains or losses resulting from discounts or premiums on purchased securities are treated as capital gains or losses when realized upon disposal.

Dollar Rolls: The Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Equalization: The Intermediate Term Series follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of its shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the shares.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Intermediate Term Series, the effect of applying this statement was to increase undistributed net investment income by $3,909,174, increase accumulated net realized losses by $56,772 for market discount recognized on securities sold and decrease paid-in capital in excess of par by $3,852,402 for tax return of capital distributions. Current year net investment income, net realized losses and net assets were not affected by this change.

Deferred Organization Expenses: Approximately $49,000 of expenses were incurred in connection with the organization and initial registration of the U.S. Treasury Series and such amount has been deferred and is being amortized over a period of 60 months ending December, 1995.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

   The Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


Note 2. Agreements            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid to PMF is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows: .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

   To reimburse Prudential Mutual Fund Distributors, Inc. (``PMFD'') as distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series, each series has entered into a distribution agreement pursuant to which each series pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125% of each of the series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation (``Pruco''), affiliated broker-dealers, for account servicing fees and for the expenses incurred by such broker-dealers.

   To reimburse PSI for its expenses as distributor of the Intermediate Term Series, the Intermediate Term Series has entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.


Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
with Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended November 30, 1994, the Fund incurred fees of approximately $1,066,000, $267,000, and $79,000, respectively, for the Money Market Series, Intermediate Term Series, and U.S. Treasury Money Market Series. As of November 30, 1994, approximately $79,000, $20,000, and $6,000 of such fees were due to PMFS from the Money Market Series, Intermediate

Term Series and U.S. Treasury Money Market Series, respectively. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.


Note 4. Portfolio             Purchases and sales of port-
Securities                    folio securities other than
                              short-term investments, for
the Intermediate Term Series, for the year ended November 30, 1994 were $1,226,973,317 and $1,333,353,540, respectively.

   For the Intermediate Term Series the cost basis of investments for federal income tax purposes was $211,627,944 and, accordingly, as of November 30, 1994, net and gross unrealized depreciation of investments for federal income tax purposes was $4,052,252.

   For federal income tax purposes, the Intermediate Term Series has a capital loss carryforward as of November 30, 1994 of approximately $79,007,000 of which $25,173,000 expires in 1995, $11,426,000 expires in 1996, $19,180,000 expires in
1997, $6,864,000 expires in 1998, $4,746,000 expires in 1999, $235,000 expires in 2001, and $11,383,000 expires in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

   The Intermediate Term Series will elect to treat net capital losses of approximately $3,428,300 incurred in the one month period ended November 30, 1994 as having incurred in the following fiscal year.


Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement Account             ment companies, transfers
                              uninvested cash balances into a single joint
account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1994, the Money Market Series and the Intermediate Term Series had 1.3% and 0.2%, respectively, undivided interests in the repurchase agreements in the joint account. These undivided interests represented $9,908,000 and $1,439,000, respectively, in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

   Goldman, Sachs & Co., 5.70%, in the principal amount of $250,000,000, repurchase price $250,039,583, due 12/1/94. The value of the collateral including accrued interest is $255,000,187.

   Morgan (J.P.) Securities Inc., 5.68%, in the principal amount of $200,000,000, repurchase price $200,031,556, due 12/1/94. The value of the collateral including accrued interest is $204,329,069.

   Morgan Stanley & Co. Inc., 5.68%, in the principal amount of $200,000,000, repurchase price $200,031,556, due 12/1/94. The value of the collateral including accrued interest is $204,148,271.

   Smith Barney, Inc., 5.72%, in the principal amount of $100,000,000, repurchase price $100,015,889, due 12/1/94. The value of the collateral including accrued interest is $102,000,653.


Note 6. Capital               Each series has authorized an
                              unlimited number of shares
of beneficial interest at $.01 par value. Transactions in shares of beneficial interest for the Intermediate Term Series for the fiscal years ended November 30, 1994 and 1993 were as follows:

                                     Year Ended November 30,
                                 --------------------------------
                                      1994              1993
                                 --------------    --------------
Shares sold...................        8,712,001        18,902,083
Shares issued in reinvestment
  of dividends and
  distributions...............        1,465,698         1,439,530
Shares reacquired.............      (18,375,629)      (16,203,923)
                                 --------------    --------------
Net increase (decrease).......       (8,197,930)        4,137,690
                                 --------------    --------------
                                 --------------    --------------

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 MONEY MARKET SERIES
 Financial Highlights

                                                                             Year Ended November 30,
                                                            ----------------------------------------------------------
                                                              1994       1993        1992         1991         1990
                                                            --------   --------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $  1.000   $  1.000   $    1.000   $    1.000   $    1.000
Net investment income.....................................     0.033      0.026        0.035        0.058        0.076
Dividends from net investment income......................    (0.033)    (0.026)      (0.035)      (0.058)      (0.076)
                                                            --------   --------   ----------   ----------   ----------
Net asset value, end of year..............................  $  1.000   $  1.000   $    1.000   $    1.000   $    1.000
                                                            --------   --------   ----------   ----------   ----------
                                                            --------   --------   ----------   ----------   ----------
TOTAL RETURN#:............................................     3.29%      2.62%        3.57%        5.96%        7.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................  $637,343   $919,503   $1,026,187   $1,212,836   $1,355,058
Average net assets (000)..................................  $732,867   $950,988   $1,113,759   $1,255,014   $  857,385
Ratios to average net assets:
  Expenses, including distribution fees...................     0.77%      0.72%        0.72%        0.65%        0.66%
  Expenses, excluding distribution fees...................     0.64%      0.59%        0.60%        0.53%        0.53%
  Net investment income...................................     3.19%      2.56%        3.42%        5.78%        7.52%

---------------
# Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 INTERMEDIATE TERM SERIES
 Financial Highlights

                                                                              Year Ended November 30,
                                                                ----------------------------------------------------
                                                                  1994       1993       1992       1991       1990
                                                                --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............................  $  10.06   $   9.97   $  10.00   $   9.71   $   9.96
                                                                --------   --------   --------   --------   --------
Income from investment operations
Net investment income.........................................      0.64       0.69       0.75       0.82       0.84
Net realized and unrealized gain (loss) on investment
  transactions................................................     (0.89)      0.11      (0.03)      0.31      (0.21)
                                                                --------   --------   --------   --------   --------
  Total from investment operations............................     (0.25)      0.80       0.72       1.13       0.63
                                                                --------   --------   --------   --------   --------
Less distributions
Dividends from net investment income..........................     (0.52)     (0.69)     (0.75)     (0.84)     (0.88)
Tax return of capital distribution............................     (0.12)     (0.02)        --         --         --
                                                                --------   --------   --------   --------   --------
Total distributions...........................................     (0.64)     (0.71)     (0.75)     (0.84)     (0.88)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year..................................  $   9.17   $  10.06   $   9.97   $  10.00   $   9.71
                                                                --------   --------   --------   --------   --------
                                                                --------   --------   --------   --------   --------
TOTAL RETURN#.................................................     (2.58)%    8.26%      7.40%     12.19%      6.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................................  $241,980   $347,944   $303,451   $298,086   $328,458
Average net assets (000)......................................  $307,382   $321,538   $294,388   $301,643   $354,064
Ratios to average net assets:
  Expenses, including distribution fees.......................      0.84%     0.80%      0.79%      0.79%      0.88%
  Expenses, excluding distribution fees.......................      0.63%     0.59%      0.58%      0.63%      0.63%
  Net investment income.......................................      5.48%     6.80%      7.47%      8.36%      8.60%
Portfolio turnover rate.......................................       431%       44%        60%       151%        68%

---------------
# Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

 PRUDENTIAL GOVERNMENT SECURITIES TRUST
 U.S. TREASURY MONEY MARKET SERIES
 Financial Highlights

                                                                                                               December 3,
                                                                                                                  1990*
                                                                           Year Ended November 30,               Through
                                                                  ------------------------------------------   November 30,
                                                                      1994           1993           1992           1991
                                                                  ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................    $  1.000       $  1.000       $  1.000       $  1.000
Net investment income...........................................       0.033          0.025          0.034          0.057(D)(D)
Dividends from net investment income............................      (0.033)        (0.025)        (0.034)        (0.057)
                                                                  ------------   ------------   ------------   ------------
Net asset value, end of period..................................    $  1.000       $  1.000       $  1.000       $  1.000
                                                                  ------------   ------------   ------------   ------------
                                                                  ------------   ------------   ------------   ------------
TOTAL RETURN#...................................................       3.31%          2.54%          3.46%          5.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................    $293,984       $284,978       $233,600       $288,922
Average net assets (000)........................................    $308,454       $273,313       $263,459       $273,203
Ratios to average net assets:
  Expenses, including distribution fees.........................       0.62%          0.66%          0.66%          0.50%(D)/(D)(D)
  Expenses, excluding distribution fees.........................       0.50%          0.53%          0.54%          0.38%(D)/(D)(D)
  Net investment income.........................................       3.21%          2.49%          3.29%          5.74%(D)/(D)(D)

---------------
     * Commencement of investment operations.
   (D) Annualized.
(D)(D) Net of expense subsidy.
    # Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.

See Notes to Financial Statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Prudential Government Securities Trust:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the ``Fund'') at November 30, 1994, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
January 16, 1995

APPENDIX A
GENERAL INVESTMENT INFORMATION



     The following terms are used in mutual fund investing.



Asset Allocation



     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal (s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



Diversification



     Diversification is a time-honored technique for reducing risk and providing ``balance'' to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (general returns) of any one type of security.



Duration



     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



Market Timing



     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.



Power of Compounding



     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX B
HISTORICAL PERFORMANCE DATA



     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


   This chart shows the long-term performance of various asset classes and the rate of inflation.

(CHART-Long-Term Performance of Small Stocks, Common Stocks, Long-Term Government Bonds, Treasury Bills and Inflation [1925-1994])

Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation by the consumer price index (CPI).

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below, except for The BlackRock Government Income Trust, Global Utility Fund, Inc. and Nicholas-Applegate Fund, Inc. See ``How the Fund is Managed - Manager'' in the Prospectus of each Fund. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisers. It insures or provides other financial services to more than 50 million people worldwide --to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than
1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

                                                                          (over)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
The BlackRock Government Income Trust                                                     August 31, 1995
Command Government Fund                                                                   August 31, 1995
Command Money Fund                                                                        August 31, 1995
Command Tax-Free Fund                                                                     August 31, 1995
Global Utility Fund, Inc.                                                                 February 1, 1995
Nicholas-Applegate Fund, Inc.                                                             March 6, 1995
  Nicholas-Applegate Growth Equity Fund
Prudential California Municipal Fund
  California Money Market Series                                                          December 30, 1994
Prudential Government Securities Trust
  Money Market Series                                                                     August 1, 1995
  U.S. Treasury Money Market Series                                                       August 1, 1995
Prudential Institutional Liquidity Portfolio, Inc.                                        May 30, 1995
  Institutional Money Market Series
Prudential MoneyMart Assets                                                               February 28, 1995
Prudential Municipal Series Fund
  Connecticut Money Market Series                                                         December 30, 1994
  Massachusetts Money Market Series                                                       December 30, 1994
  New Jersey Money Market Series                                                          December 30, 1994
  New York Money Market Series                                                            December 30, 1994
Prudential Special Money Market Fund                                                      August 29, 1995
  Money Market Series
Prudential Tax-Free Money Fund, Inc.                                                      August 1, 1995

MF950C-13

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide --more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

      Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
Prudential Allocation Fund                                                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                                                December 30, 1994
  California Series                                                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                                                    January 3, 1995
Prudential Equity Fund, Inc.                                                              February 28, 1995
Prudential Equity Income Fund                                                             December 30, 1994
Prudential Europe Growth Fund, Inc.                                                       June 30, 1995
Prudential Global Fund, Inc.                                                              January 3, 1995
Prudential Global Genesis Fund, Inc.                                                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.                                            July 31, 1995
Prudential Government Income Fund, Inc.                                                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                                                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                                                  February 1, 1995
Prudential High Yield Fund, Inc.                                                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.                                          March 2, 1995
Prudential Mortgage Income Fund, Inc.                                                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                                                        June 30, 1995
Prudential Municipal Bond Fund                                                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                                                          December 30, 1994
  Florida Series                                                                          December 30, 1994
  Georgia Series                                                                          December 30, 1994
  Hawaii Income Series                                                                    March 30, 1995
  Maryland Series                                                                         December 30, 1994
  Massachusetts Series                                                                    December 30, 1994
  Michigan Series                                                                         December 30, 1994
  Minnesota Series                                                                        December 30, 1994
  New Jersey Series                                                                       December 30, 1994
  New York Series                                                                         December 30, 1994
  North Carolina Series                                                                   December 30, 1994
  Ohio Series                                                                             December 30, 1994
  Pennsylvania Series                                                                     December 30, 1994
Prudential National Municipals Fund, Inc.                                                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                                                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                                                 January 3, 1995
  Short-Term Global Income Portfolio                                                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                                                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                                                          January 3, 1995
Prudential Utility Fund, Inc.                                                             March 1, 1995

                                     PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      (a) Financial Statements:

         (1) Financial statements included in the Prospectuses constituting Part A of this Post-Effective Amendment to this Registration Statement:


          Financial Highlights for each of the ten years in the period ended November 30, 1994 and the six months ended May 31, 1995 (unaudited) for the Short-Intermediate Term Series and the Money Market Series and for the periods December 3, 1990 through November 30, 1991, each of the three years in the period ended November 30, 1994 and the six months ended May 31, 1995 (unaudited) for the U.S. Treasury Money Market Series.


         (2) Financial statements included in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to this Registration Statement:

              (a) With respect to the Trust's Money Market Series and
                  Intermediate Term Series:

              Portfolio of Investments at November 30, 1994 and May 31, 1995 (unaudited).

              Statement of Assets and Liabilities at November 30, 1994 and May 31, 1995 (unaudited).

              Statement of Operations for the year ended November 30, 1994 and six months ended May 31, 1995 (unaudited).

              Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1994 and six months ended
              May 31, 1995 (unaudited).

              Notes to Financial Statements.

              Financial Highlights for each of the five years in the period ended November 30, 1994 and six months ended May 31, 1995 (unaudited).

              Report of Independent Accountants.

              (b) With respect to the Trust's U.S. Treasury Money Market Series:

              Portfolio of Investments at November 30, 1994 and May 31, 1995 (unaudited).

              Statement of Assets and Liabilities at November 30, 1994 and May 31, 1995 (unaudited).

              Statement of Operations for the year ended November 30, 1994 and six months ended May 31, 1995 (unaudited).

              Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1994 and six months ended May 31, 1995 (unaudited).

              Notes to Financial Statements.

              Financial Highlights for the period ended November 30, 1991, each of the three years in the period ended November 30, 1994 and six months ended May 31, 1995 (unaudited).

              Report of Independent Accountants.

 (b) Exhibits:

     1. (a) Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 2-74139).

       (b) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 2-74139).

    2. By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).

    4. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

     5. (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-74139).

     6. (a) Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (b) Distribution and Service Agreement, as amended on July 1, 1993, between the Registrant (U.S. Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (c) Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

        (d) Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.


        (e) Amended Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to
        Exhibit 6(e) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.



        (f) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.



        (g)_Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated for Class Z Shares.*


     8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-74139).

     9. Transfer Agency Agreement between the Registrant and Prudential
        Mutual Fund Services, Inc. Incorporated by reference to Exhibit No.
        9(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 2-74139).

    11. Consent of Independent Accountants.*

    13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).

    15. (a) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Intermediate Term Series. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (b) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Money Market Series. Incorporated by reference to
        Exhibit 15(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (c) Form of amended Distribution and Service Plan pursuant to Rule
        12b-1 for Intermediate Term Series. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

        (d) Form of amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    16. Calculation of Yield and Total Return-Intermediate Series. Incorporated by reference to Exhibit No. 12 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-74139).


    17. Financial Data Schedule.*

    18. Rule 18f-3 Plan for Money Market Series.*



------------------
 *Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant.

     No person is controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities.


    As of September 22, 1995 the Registrant had 64,040 record holders of its shares of beneficial interest of the Money Market Series, 5,299 record holders of its shares of beneficial interest of the U.S. Treasury Money Market Series and 13,217 record holders of its shares of beneficial interest of the Short-Intermediate Term Series.


Item 27. Indemnification.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the ``Investment Company Act'') and pursuant to Article V of the Fund's Declaration of Trust with respect to trustees and officers and Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement),trustees, officers, employees and agents of the Trust may indemnified against certain liabilities in connection with the Trust, and pursuant to Section 9 of the Distribution Agreements (Exhibits 6(e) and 6(f) to the Registration Statement), Prudential Securities Incorporated and Prudential Mutual Fund Distributors, Inc., as distributors of the Trust, may be indemnified against certain liabilities which they may incur. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 9 of the Distribution Agreements are hereby incorporated by reference in their entirety.

     The Trust has purchased an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustee, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and trustees under certain circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser

     See ``How the Trust Is Managed'' in the Prospectus constituting Part A of this Registration Statement and ``Manager'' in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.

Name and Address              Position with PMF                          Principal Occupations
--------------------------    ----------------------    --------------------------------------------------------

Brendan D. Boyle              Executive Vice            Executive Vice President, Director of Marketing and
                              President, Director of      Director, PMF; Senior Vice President, Prudential
                              Marketing and Director      Securities Incorporated (Prudential Securities);
                                                          Chairman and Director, Prudential Mutual Fund
                                                          Distributors, Inc. (PMFD)
Stephen P. Fisher             Senior Vice President     Senior Vice President, PMF; Senior Vice President,
                                                          Prudential Securities; Vice President, PMFD
Frank W. Giordano             Executive Vice            Executive Vice President, General Counsel, Secretary and
                              President, General          Director, PMF and PMFD; Senior Vice President,
                              Counsel, Secretary and      Prudential Securities; Director, Prudential Mutual
                              Director                    Fund Services, Inc. (PMFS)
Robert F. Gunia               Executive Vice            Executive Vice President, Chief Financial and
                              President, Chief            Administrative Officer, Treasurer and Director, PMF;
                              Financial and               Senior Vice President, Prudential Securities;
                              Administrative              Executive Vice President, Chief Financial Officer,
                              Officer, Treasurer and      Treasurer, and Director; PMFD, Director, PMFS
                              Director
Theresa A. Hamacher           Director                  Director, PMF; Vice President, Prudential; Vice
                                                          President, Prudential Investment Corporation (PIC)
Timothy J. O'Brien            Director                  President, Chief Executive Officer, Chief Operating
                                                          Officer, and Director, PMFD; Chief Executive Officer
                                                          and Director, PMFS; Director, PMF
Richard A. Redeker            President, Chief          President, Chief Executive Officer and Director, PMF;
                              Executive Officer           Executive Vice President, Director and Member of the
                              and Director                Operating Committee, Prudential Securities; Director,
                                                          Prudential Securities Group, Inc. (PSG); Executive
                                                          Vice President, PIC; Director, PMFD; Director, PMFS
S. Jane Rose                  Senior Vice President,    Senior Vice President, Senior Counsel and Assistant
                              Senior Counsel and          Secretary, PMF; Senior Vice President and Senior
                              Assistant Secretary         Counsel, Prudential Securities

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101.

Name and Address              Position with PIC         Principal Occupations
--------------------------    ----------------------    --------------------------------------------------------
William M. Bethke             Senior Vice President     Senior Vice President, Prudential; Senior Vice
Two Gateway Center                                        President, PIC
Newark, NJ 07102
John D. Brookmeyer, Jr.       Senior Vice President     Senior Vice President, Prudential; Senior Vice
51 JFK Pkwy                   and Director                President, and Director, PIC
Short Hills, NJ 07078
Barry M. Gillman              Director                  Director, PIC
Theresa A. Hamacher           Vice President            Vice President, Prudential; Vice President, PIC;
                                                          Director, PMF

Name and Address              Position with PIC         Principal Occupations
--------------------------    ----------------------    --------------------------------------------------------
Harry E. Knapp, Jr.           President, Chairman of    President, Chairman of the Board, Director and Chief
                              the Board, Director         Executive Officer, PIC; Vice President, Prudential
                              and Chief Executive
                              Officer
William P. Link               Senior Vice President     Executive Vice President, Prudential; Senior Vice
Four Gateway Center                                       President, PIC
Newark, NJ 07102
Richard A. Redeker            Executive Vice            President, Chief Executive Officer and Director, PMF;
One Seaport Plaza             President                   Executive Vice President, Director and Member of the
New York, NY 10292                                        Operating Committee, Prudential Securities; Director,
                                                          Prudential Securities Group, Inc. (PSG); Executive
                                                          Vice President, PIC; Director, PMFD; Director, PMFS
Eric A. Simonson              Vice President and        Vice President and Director, PIC; Executive Vice
                              Director                    President, Prudential
Claude J. Zinngrabe, Jr.      Executive Vice            Vice President, Prudential; Executive Vice President,
                              President                   PIC

Item 29. Principal Underwriters


     (a)(i) Prudential Securities Incorporated




          Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc. and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc., and for Class B and Class C shares of Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:



                        Corporate Investment Trust Fund
                        The Corporate Income Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust

     (ii) Prudential Mutual Fund Distributors, Inc.

          Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential-Bache MoneyMart Assets (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential Tax-Free Money Fund, Inc. and for Class A shares of Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money
                                      C-5

Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc. and Nicholas-Applegate Fund, Inc. (Nicholas Applegate Growth Equity Fund) and The BlackRock Government Income Trust.


              (b)(i) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.

                                    Positions and                            Positions and
                                    Offices with                             Offices with
Name(1)                             Underwriter                              Registrant
---------------------------------   --------------------------------------   -------------------------
Robert C. Golden.................   Executive Vice President and Director    None
  One New York Plaza
  New York, NY
Alan D. Hogan....................   Executive Vice President, Chief          None
                                    Administrative Officer and Director
George A. Murray.................   Executive Vice President and Director    None
Leland B. Paton..................   Executive Vice President and             None
  One New York Plaza                Director
  New York, NY
Vincent T. Pica, II..............   Executive Vice President and Director    None
  One New York Plaza
  New York, NY
Richard A. Redeker...............   Executive Vice President and Director    President and Director
Gregory W. Scott.................   Executive Vice President, Chief          None
                                    Financial Officer and Director
Hardwick Simmons.................   Chief Executive Officer, President and   None
                                    Director
Lee B. Spencer...................   General Counsel, Executive Vice          None
                                    President, Secretary and Director

     (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.

                                    Positions and                            Positions and
                                    Offices with                             Offices with
Name(1)                             Underwriter                              Registrant
---------------------------------   --------------------------------------   -------------------------
Joanne Accurso-Soto..............   Vice President                           None
Dennis N. Annarumma..............   Vice President, Assistant Treasurer      None
                                    and Assistant Comptroller
Phyllis J. Berman................   Vice President                           None
Brendan D. Boyle.................   Chairman and Director                    None
Stephen P. Fisher................   Vice President                           None
Frank W. Giordano................   Executive Vice President, General        None
                                    Counsel, Secretary and Director
Robert F. Gunia..................   Executive Vice President, Chief          Vice President
                                    Financial Officer, Treasurer and
                                      Director
Timothy J. O'Brien...............   President, Chief Executive Officer,      None
                                    Chief Operating Officer and Director
Richard A. Redeker...............   Director                                 Director and President
Andrew J. Varley.................   Vice President                           None
Anita L. Whelan..................   Vice President and Assistant Secretary   None
------------------
(1)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292 and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two
Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

Item 31. Management Services

     Other than as set forth under the captions ``How the Trust Is Managed-Manager'' and ``How the Trust Is Managed-Distributor'' in the Prospectus and the captions ``Manager'' and ``Distributor'' in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of October, 1995.


                               PRUDENTIAL GOVERNMENT SECURITIES  TRUST

                                /s/ Richard A. Redeker
                                ------------------------------------------------
                                (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                         Date
------------------------------------       -----------                             --------------------
/s/ Richard A. Redeker                      President and Trustee                  October 18, 1995
------------------------------------
  Richard A. Redeker
/s/ Delayne Dedrick Gold                    Trustee                                October 18, 1995
------------------------------------
  Delayne Dedrick Gold
/s/ Arthur Hauspurg                         Trustee                                October 18, 1995
------------------------------------
  Arthur Hauspurg
/s/ Stephen P. Munn                         Trustee                                October 18, 1995
------------------------------------
  Stephen P. Munn
/s/ Louis A. Weil, III                      Trustee                                October 18, 1995
------------------------------------
  Louis A. Weil, III
/s/ Eugene S. Stark                         Treasurer and Principal Financial      October 18, 1995
------------------------------------          and
  Eugene S. Stark                           Accounting Officer

                                 EXHIBIT INDEX

     1. (a) Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 2-74139.)

        (b) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 2-74139).

     2. By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).

     4. (a) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 2-74139).

        (b) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 2-74139).

        (c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

     5. (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-74139).

     6. (a) Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (b) Distribution and Service Agreement, as amended on July 1, 1993, between the Registrant (U.S. Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (c) Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(c) to Post Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

        (d) Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.


        (e) Amended Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to
        Exhibit 6(e) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.



        (f) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.



        (g)_Form of Distribution and Service Agreement between Registrant and Prudential Securities Incorporated for Class Z Shares.*

     8. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-74139).

     9. Transfer Agency Agreement between the Registrant and Prudential
        Mutual Fund Services, Inc. Incorporated by reference to Exhibit No.
        9(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 2-74139).

    10. Opinion of Counsel.

    11. Consent of Independent Accountants.*

    13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-74139).

    15. (a) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Intermediate Term Series. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No.
         2-74139).

        (b) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Money Market Series. Incorporated by reference to
        Exhibit 15(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (c) Form of amended Distribution and Service Plan pursuant to Rule
        12b-1 for Intermediate Term Series. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

        (d) Form of amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    16. Calculation of Yield and Total Return-Intermediate Series. Incorporated by reference to Exhibit No. 12 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-74139).


    17. Financial Data Schedule.*

    18. Rule 18f-3 Plan for Money Market Series.*